UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08673
DREYFUS INVESTMENT PORTFOLIOS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
33	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
Core Value Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk. As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008
2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by Brian Ferguson, Portfolio Manager

Portfolio and Market Performance Overview

After posting moderate gains over the first half of 2007, stocks generally declined over the second half in response to slowing U.S. economic growth and a credit crisis emanating from the subprime mortgage sector of the bond market. While value-oriented stocks were hit particularly hard as investors reassessed their attitudes toward risk,the portfolio posted a positive absolute return for the reporting period overall, outperforming its benchmark on the strength of its stock selection strategy in nine of 10 market sectors represented in the benchmark.

For the 12-month period ended December 31,2007,Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of 3.00% for its Initial shares and 2.79% for its Service shares.1 In comparison, the portfolio’s benchmark, the Russell 1000 Value Index, produced a total return of –0.17% for the same period.2

The Portfolio’s Investment Approach

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures,such as price-to-earnings ratios. When choosing stocks, we use a “bottom-up” stock selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. We also focus on a company’s relative value, financial strength, business momentum and likely catalysts that could ignite the stock price.

Market Volatility Produced Divergent Sector Returns

After a period of relative stability that lasted through midyear, U.S. stocks generally declined over the final six months of 2007 due mainly to falling housing prices, soaring energy costs and a credit crunch that began in the subprime mortgage market.These factors dampened U.S. economic growth, which, by year-end, many analysts feared might slip into a recession. The Federal Reserve Board attempted to promote greater market liquidity and forestall a potential recession by making cash available to the banking system and reducing the overnight federal

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

funds rate three times between September and December. Still, newly risk-averse investors punished stocks that they regarded as unlikely to sustain earnings growth during an economic downturn.

These developments led to widely disparate returns across market sectors, as energy and materials stocks advanced strongly due to rising commodity prices while the financials sector was hard-hit by subprime-related losses.In this environment,the portfolio outperformed the benchmark in nine of 10 market sectors. Our security selection strategy produced above-average results in eight of those areas, while our sector allocation strategy helped boost returns in the financials sector. Only the materials sector slightly lagged its counterpart within the Russell 1000 Value Index.

Utilities, Consumer and Technology Shares Supported Portfolio Returns

Our stock selection strategy produced particularly strong relative performance among utilities stocks, where we focused on unregulated power producers, such as Constellation Energy Group and NRG Energy, that had greater pricing power as demand for electricity outpaced supply. In the consumer discretionary area, we eliminated the portfolio’s position in cable television operator Comcast early in the year, enabling the portfolio to avoid further weakness stemming from intensifying competitive pressures. Positions in certain discount retailers, such as The TJX Companies, also helped protect the portfolio from the brunt of the industry group’s decline. Our security selection strategy in the information technology sector identified some of the area’s top performers. Computer hardware maker Hewlett-Packard cut costs and gained market share after installing a new management team, and software giant Microsoft benefited from positive product cycles in its operating systems and gaming platform businesses.

While the portfolio’s financial holdings outperformed the benchmark’s financials component, the area nonetheless was a drag on absolute returns. Especially hard-hit were companies with direct or indirect exposure to troubled U.S. housing markets, such as mortgage insurer PMI Group,which we had considered attractively priced compared to its book value. However, we eliminated or trimmed the portfolio’s positions in housing-related stocks as the market declined, helping to avoid further deterioration.The materials sector was the only area in which the port-

4

folio lagged the benchmark, primarily due to its underweighted expo-sure.We had regarded most materials companies as too richly valued.

Finding Value in a Challenging Market Environment

Heightened market volatility sometimes can produce investment opportunities among fundamentally sound companies that have been punished too severely by skittish investors. While we have begun to identify such opportunities, we have been cautious in taking advantage of them as negative investor sentiment may fuel further near-term price declines in some sectors. Instead, we have focused on several long-term, secular themes that we believe will produce gains in 2008 for participating companies.Themes include more demand for agricultural driven businesses, greater pricing power for electric utilities, the positive effects of political advertising spending on media companies and investments in U.S. financial companies by sovereign wealth funds. In our judgment, holding the beneficiaries of these and other long-term themes may position the portfolio well for the long term.

January 15, 2008

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio
made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2008, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/07
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	3.00%	13.55%	6.24%
Service shares	5/1/98	2.79%	13.36%	6.15%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio’s performance. Currently, the portfolio is relatively small in asset size. IPOs tend to have a reduced effect on performance as a portfolio’s asset base grows.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Core Value Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Russell 1000
Value Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2007 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.40	$ 4.95
Ending value (after expenses)	$963.30	$962.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.53	$ 5.09
Ending value (after expenses)	$1,020.72	$1,020.16

† Expenses are equal to the portfolio’s annualized expense ratio of .89% for Initial shares and 1.00% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2007
Common Stocks—99.7%	Shares	Value ($)

Banks—2.2%
Bank of America	38,080	1,571,181
Consumer Discretionary—7.0%
Gap	20,220	430,282
Johnson Controls	9,950	358,598
Lowe’s Cos.	10,820	244,748
Macy’s	7,170	185,488
McDonald’s	6,050	356,406
News, Cl. A	38,480	788,455
Omnicom Group	17,280	821,318
Royal Caribbean Cruises	8,810	373,896
Time Warner	19,050	314,516
TJX Cos.	14,370	412,850
Toll Brothers	9,590 [a,b]	192,375
Viacom, Cl. B	9,510 [b]	417,679
		4,896,611
Consumer Staples—10.9%
Altria Group	21,340	1,612,877
Cadbury Schweppes, ADR	15,640	772,147
Coca-Cola Enterprises	14,140	368,064
CVS Caremark	9,770	388,358
Estee Lauder Cos., Cl. A	4,420	192,756
Kraft Foods, Cl. A	25,885	844,628
Molson Coors Brewing, Cl. B	6,720	346,886
Procter & Gamble	30,200	2,217,284
Wal-Mart Stores	11,560	549,447
Walgreen	9,250	352,240
		7,644,687
Energy—16.5%
Anadarko Petroleum	4,350	285,752
Chesapeake Energy	10,070 [a]	394,744
Chevron	21,830	2,037,394
Devon Energy	16,440	1,461,680
EOG Resources	5,880	524,790
Exxon Mobil	26,534	2,485,970
Hess	5,780	582,971
Marathon Oil	15,860	965,240
Occidental Petroleum	20,590	1,585,224

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Valero Energy	7,550	528,727
XTO Energy	14,975	769,116
		11,621,608
Financial—23.1%
American International Group	18,126	1,056,746
AON	8,850	422,057
Capital One Financial	7,970	376,662
Chubb	11,520	628,762
Citigroup	51,210	1,507,622
Fannie Mae	11,820	472,564
Franklin Resources	2,920	334,136
Freddie Mac	4,540	154,678
Genworth Financial, Cl. A	13,500	343,575
Goldman Sachs Group	4,880	1,049,444
Invesco	24,310 [a]	762,848
JPMorgan Chase & Co.	37,980	1,657,827
Lincoln National	10,260	597,337
Merrill Lynch & Co.	14,600	783,728
MetLife	11,080	682,750
Morgan Stanley	9,730	516,760
Northern Trust	6,890	527,636
PNC Financial Services Group	6,120	401,778
Principal Financial Group	7,620	524,561
Prudential Financial	5,520	513,581
T. Rowe Price Group	7,010	426,769
U.S. Bancorp	17,840	566,242
Wachovia	19,580	744,627
Wells Fargo & Co.	39,750	1,200,053
		16,252,743
Health Care—8.4%
Abbott Laboratories	17,430	978,694
Aetna	7,090	409,306
Amgen	10,260 [b]	476,474
Baxter International	12,500	725,625
Covidien	8,647	382,975
Merck & Co.	19,250	1,118,618
Schering-Plough	19,050	507,492

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Thermo Fisher Scientific	7,310 [b]	421,641
Wyeth	20,300	897,057
		5,917,882
Industrial—9.2%
Deere & Co.	5,100	474,912
Dover	7,100	327,239
Eaton	7,840	760,088
General Electric	69,790	2,587,115
Honeywell International	7,430	457,465
Lockheed Martin	3,190	335,779
Raytheon	6,960	422,472
Tyco International	5,307	210,422
Union Pacific	3,520	442,182
Waste Management	14,100	460,647
		6,478,321
Information Technology—6.3%
Accenture, Cl. A	9,410	339,042
Automatic Data Processing	9,790	435,949
Cisco Systems	25,170 [b]	681,352
Hewlett-Packard	16,420	828,882
Intel	21,540	574,256
Microsoft	20,380	725,528
NCR	9,010 [b]	226,151
Teradata	9,430 [b]	258,476
Tyco Electronics	10,767	399,779
		4,469,415
Materials—2.5%
Air Products & Chemicals	3,780	372,821
Allegheny Technologies	3,750	324,000
Celanese, Ser. A	8,300	351,256
Dow Chemical	9,010	355,174
Freeport-McMoRan Copper & Gold	3,680	376,979
		1,780,230
Telecommunications—6.3%
AT & T	73,340	3,048,010
Verizon Communications	31,940	1,395,459
		4,443,469

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Utilities—7.3%
Constellation Energy Group	7,360	754,621
Entergy	8,160	975,283
Exelon	10,380	847,423
Mirant	11,430 [a,b]	445,541
NRG Energy	14,720 [a,b]	637,965
Questar	13,650	738,465
Southern	18,330	710,288
		5,109,586
Total Common Stocks
(cost $57,891,163)		70,185,733

Investment of Cash Collateral
for Securities Loaned—3.1%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $2,156,316)	2,156,316 [c]	2,156,316

Total Investments (cost $60,047,479)	102.8%	72,342,049
Liabilities, Less Cash and Receivables	(2.8%)	(1,943,747)
Net Assets	100.0%	70,398,302

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the portfolio’s securities on loan is $2,090,508 and the total market value of the collateral held by the portfolio is $2,156,316.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	23.1	Information Technology	6.3
Energy	16.5	Telecommunications	6.3
Consumer Staples	10.9	Money Market Investment	3.1
Industrial	9.2	Materials	2.5
Health Care	8.4	Banks	2.2
Utilities	7.3
Consumer Discretionary	7.0		102.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $2,090,508)—Note 1(b):
Unaffiliated issuers	57,891,163	70,185,733
Affiliated issuers	2,156,316	2,156,316
Receivable for investment securities sold		359,832
Dividends and interest receivable		108,272
Receivable for shares of Beneficial Interest subscribed		391
Prepaid expenses		1,282
		72,811,826

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		58,155
Cash overdraft due to Custodian		43,345
Liability for securities on loan—Note 1(b)		2,156,316
Payable for shares of Beneficial Interest redeemed		93,538
Interest payable—Note 2		229
Accrued expenses		61,941
		2,413,524

Net Assets ($)		70,398,302

Composition of Net Assets ($):
Paid-in capital		50,331,506
Accumulated undistributed investment income—net		1,187,142
Accumulated net realized gain (loss) on investments		6,585,084
Accumulated net unrealized appreciation
(depreciation) on investments		12,294,570

Net Assets ($)		70,398,302

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	32,547,175	37,851,127
Shares Outstanding	1,772,174	2,058,008

Net Asset Value Per Share ($)	18.37	18.39

See notes to financial statements.

The Portfolio 13

STATEMENT OF OPERATIONS Year Ended December 31, 2007
Investment Income ($):
Income:
Cash dividends (net of $3,288 foreign taxes withheld at source):
Unaffiliated issuers	1,876,822
Affiliated issuers	29,577
Income from securities lending	2,352
Total Income	1,908,751
Expenses:
Investment advisory fee—Note 3(a)	573,906
Distribution fees—Note 3(b)	103,786
Auditing fees	43,049
Custodian fees—Note 3(b)	15,493
Prospectus and shareholders’ reports	13,427
Legal fees	3,245
Interest expense—Note 2	2,034
Trustees’ fees and expenses—Note 3(c)	1,462
Shareholder servicing costs—Note 3(b)	934
Registration fees	15
Miscellaneous	9,824
Total Expenses	767,175
Less—waiver of fees due to undertaking—Note 3(a)	(46,139)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,317)
Net Expenses	717,719
Investment Income—Net	1,191,032

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,695,444
Net unrealized appreciation (depreciation) on investments	(5,825,747)
Net Realized and Unrealized Gain (Loss) on Investments	869,697
Net Increase in Net Assets Resulting from Operations	2,060,729

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	1,191,032	990,918
Net realized gain (loss) on investments	6,695,444	5,533,910
Net unrealized appreciation
(depreciation) on investments	(5,825,747)	7,222,497
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,060,729	13,747,325

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(461,484)	(428,851)
Service Shares	(526,257)	(462,935)
Net realized gain on investments:
Initial Shares	(2,297,636)	—
Service Shares	(2,896,470)	—
Total Dividends	(6,181,847)	(891,786)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,316,072	2,511,104
Service Shares	3,452,551	1,587,588
Dividends reinvested:
Initial Shares	2,759,120	428,851
Service Shares	3,422,727	462,935
Cost of shares redeemed:
Initial Shares	(9,164,400)	(8,333,671)
Service Shares	(8,179,222)	(7,435,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	606,848	(10,778,348)
Total Increase (Decrease) in Net Assets	(3,514,270)	2,077,191

Net Assets ($):
Beginning of Period	73,912,572	71,835,381
End of Period	70,398,302	73,912,572
Undistributed investment income—net	1,187,142	986,451

The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended December 31,

	2007	2006

Capital Share Transactions:
Initial Shares
Shares sold	436,432	142,258
Shares issued for dividends reinvested	152,185	25,482
Shares redeemed	(484,222)	(476,355)
Net Increase (Decrease) in Shares Outstanding	104,395	(308,615)

Service Shares
Shares sold	181,414	90,622
Shares issued for dividends reinvested	188,269	27,425
Shares redeemed	(431,875)	(428,917)
Net Increase (Decrease) in Shares Outstanding	(62,192)	(310,870)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	19.50	16.29	15.52	14.08	11.06
Investment Operations:
Investment income—net [a]	.31	.26	.20	.17	.12
Net realized and unrealized
gain (loss) on investments	.25	3.18	.64	1.46	3.01
Total from Investment Operations	.56	3.44	.84	1.63	3.13
Distributions:
Dividends from investment income—net	(.28)	(.23)	(.07)	(.19)	(.11)
Dividends from net realized
gain on investments	(1.41)	—	—	—	—
Total Distributions	(1.69)	(.23)	(.07)	(.19)	(.11)
Net asset value, end of period	18.37	19.50	16.29	15.52	14.08

Total Return (%)	3.00	21.31	5.42	11.60	28.42

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87	.86	.86	.85	.85
Ratio of net expenses
to average net assets [b]	.86	.85	.86	.85	.85
Ratio of net investment income
to average net assets	1.63	1.47	1.28	1.16	.99
Portfolio Turnover Rate	69.92	44.76	55.38	76.19	55.90

Net Assets, end of period ($ x 1,000)	32,547	32,517	32,189	35,847	31,812

[a]	Based on average shares outstanding at each month end.
[b]	The differences for periods represents less than .01%.
See notes to financial statements.

The Portfolio 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,

Service Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	19.52	16.31	15.54	14.08	11.07
Investment Operations:
Investment income—net [a]	.28	.23	.18	.14	.10
Net realized and unrealized
gain (loss) on investments	.26	3.18	.63	1.47	3.00
Total from Investment Operations	.54	3.41	.81	1.61	3.10
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.04)	(.15)	(.09)
Dividends from net realized
gain on investments	(1.41)	—	—	—	—
Total Distributions	(1.67)	(.20)	(.04)	(.15)	(.09)
Net asset value, end of period	18.39	19.52	16.31	15.54	14.08

Total Return (%)	2.79	21.16	5.25	11.44	28.14

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12	1.11	1.11	1.10	1.10
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.50	1.32	1.14	.99	.84
Portfolio Turnover Rate	69.92	44.76	55.38	76.19	55.90

Net Assets, end of period ($ x 1,000)	37,851	41,395	39,646	43,059	43,478

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company operating as a series company currently offering four series, including the Core Value Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to provide long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence

20

the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

or Letters of Credit.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $1,008 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the portfolio adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in

22

the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the portfolio for the period ended December 31, 2007.

The portfolio is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,187,142, undistributed capital gains $6,753,760 and unrealized appreciation $12,125,894.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006 were as follows: ordinary income $2,336,955 and $891,786 and long term gains $3,844,892 and $0, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $2,600 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2007, was approximately $37,500, with a related weighted average annualized interest rate of 5.42% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2007 to December 31, 2008, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2007, the Manager waived receipt of fees of $46,139, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2007, Service shares were charged $103,786 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $89 pursuant to the transfer agency agreement.

24

The portfolio compensates Mellon Bank, an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $15,493 pursuant to the custody agreement.

During the period ended December 31, 2007, the portfolio was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $45,550, shareholder services plan fees $8,174, custodian fees $5,360, chief compliance officer fees $3,616 and transfer agency per account fees $20, which are offset against an expense reimbursement currently in effect in the amount of $4,565.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2007, amounted to $52,964,029 and $56,540,349, respectively.

At December 31, 2007, the cost of investments for federal income tax purposes was $60,216,155; accordingly, accumulated net unrealized appreciation on investments was $12,125,894, consisting of $14,404,981 gross unrealized appreciation and $2,279,087 gross unrealized depreciation.

The Portfolio 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 11, 2008
26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.0430 per share as a long-term capital gain distribution paid on March 27, 2007 and also the portfolio hereby designates 66.06% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 19-20, 2007, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance poli-cies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

28

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quintile (was among the lowest) of the Expense Group and in the second quintile of the Expense Universe and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group and Expense Universe medians.The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index. The Board noted that the performance of the portfolio’s Initial shares was above the medians of the Performance Group for the 1-, 2- and 3-year periods ended May 31, 2007, and equal to and below the medians for the 4- and 5-

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

year periods, respectively. In addition, the performance of the portfolio’s Initial shares was above the Performance Universe medians for each period reported (except the 5-year period).

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any

30

decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager to the portfolio are adequate and appropriate.
  The Board was satisfied with the portfolio’s overall total return per- formance.
  The Board concluded that the fee paid to the Manager by the port- folio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————
Clifford L. Alexander, Jr. (74)
Board Member (1998)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (71)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 85

The Portfolio 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28
———————
George L. Perry (73)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Portfolio 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

36

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
36	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
MidCap Stock Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market. Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk.As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008
2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by the Franklin Portfolio Associates Midcap Team, Portfolio Managers

Market and Portfolio Performance Overview

While U.S. and global economic growth propelled stocks higher during the first half of 2007, equity markets slumped during the second half of the year under pressure from slowing growth and the sub-prime credit crunch.Yet, most broad stock indices remained in positive territory for the year as a whole, and midcap stocks generally outperformed their large- and small-cap counterparts. During the reporting period, Dreyfus Investment Portfolios, MidCap Stock Portfolio benefited from this trend, but disappointing individual security selections and a slight tilt toward value-oriented stocks caused its returns to lag its benchmark.

For the 12-month period ended December 31, 2007, the portfolio’s Initial shares produced a total return of 1.50%, and the portfolio’s Service shares produced a total return of 1.39% .1 This compares with the total return of 7.98% provided by the portfolio’s benchmark, the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”), for the same period.2

Effective October 1, 2007, Franklin Portfolio Associates’ Midcap Team stepped in as the portfolio’s investment managers.

The Portfolio’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in growth and value stocks of midsize com-panies.A proprietary quantitative model considers more than 40 factors to identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. We then focus on “bottom-up” stock selection to construct a portfolio with exposures to industries and market capitalizations that are similar to the benchmark’s composition. We seek to overweight more attractive stocks and underweight or not hold stocks that have been ranked as less attractive.

Strong Global Demand Fueled Gains in Some Sectors

The mildly positive results posted by the U.S. stock market in 2007 masked heightened volatility over the second half of the year, when declining U.S. housing markets, soaring energy prices and a credit crunch emanating from the bond market’s sub-prime mortgage crisis

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

led to concerns that the U.S. economy might enter a recession. In contrast to the flagging U.S. economy, global demand for energy, basic materials and certain products and services remained quite strong throughout the reporting period, and the portfolio’s investments in several sectors clearly benefited from global economic growth.

For example, the portfolio’s basic materials investments roughly matched the benchmark’s robust gains. Diversified chemical company Lyondell Chemical and agricultural chemical maker Terra Industries both delivered markedly positive results. Robust global demand also bolstered returns from other holdings, such as engine and equipment makers Cummins and AGCO. Similarly, online travel services company priceline.com and educational services provider Apollo Group rose on the strength of international expansion prospects. Lyondell Chemical and Cummins were sold during the reporting period.

While the portfolio’s energy holdings also advanced, these gains fell short of the benchmark’s energy component, primarily due to an emphasis on holdings we considered reasonably priced, such as drilling contractor Unit Corp. and oilfield services equipment provider Superior Energy Services. Unit Corp. was sold during the reporting period.The market tended to reward richly valued, growth-oriented energy stocks to a greater degree than the portfolio’s value-tilted holdings.

Slowing Growth Dampened Gains in Other Areas

While most other market sectors produced positive returns, their gains were generally modest. Nonetheless, some individual holdings from a variety of sectors and industries bolstered returns relative to the benchmark. These included digital map information provider NAVTEQ, which posted better-than-expected earnings and received a takeover offer, and biotechnology developer Genzyme, which reported strong third quarter earnings. The portfolio’s performance further benefited from the timely purchase and sale of shares in specialty footwear maker Crocs.All three of these holdings were sold during the reporting period.

On the other hand, a troubled domestic housing market and slowing U.S. economic growth took a disproportionate toll on several of the portfolio’s holdings. Notable examples included homebuilder Lennar and employment services provider Manpower. In the hard-hit consumer cyclical area, retailers Coach and Big Lots detracted significantly from returns after cutting earnings forecasts. Other underperforming holdings compared to the benchmark included biotechnology company Sepracor, computer hardware maker Lexmark International, Inc.,

4

and student loan services provider First Marblehead. Lennar, Sepracor and Lexmark were sold during the reporting period.

Implementing Our Disciplined Strategy

When the portfolio’s current management team took the reins in October 2007, we began aligning the portfolio’s holdings more closely with our quantitative portfolio construction process and our philosophy of achieving an even blend of value and growth/momentum characteristics in the portfolio.This remains an ongoing process as we seek to minimize transaction costs while working to improve the portfolio’s relative performance on the basis of our investment approach.

As of December 31, 2007, the portfolio’s profile with regard to sector weightings,industry weightings,value/momentum weightings and average capitalization size are relatively neutral compared with the benchmark. At the same time, we have reduced the total number of portfolio holdings from 226 at the beginning of October 2007 to 204 at the end of the reporting period, with an eye toward continuing to modestly reduce the number of holdings over the coming months. These changes are consistent with our goal of emphasizing individual stock selections as the key determining factor in the portfolio’s relative performance.

January 15, 2008
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through December 31, 2008, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The portfolio maangers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Portfolio 5

Average Annual Total Returns	as of 12/31/07
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	5/1/98	1.50%	12.48%	6.16%
Service shares	5/1/98	1.39%	12.30%	6.04%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
MidCap Stock Portfolio on 5/1/98 (inception date of Initial shares) to a $10,000 investment made in the Standard &
Poor’s MidCap 400 Index (the “Index”) on that date.

6

The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2007 (blended performance figures).The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. In addition, the blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.88	$ 4.36
Ending value (after expenses)	$922.20	$921.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007

	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 4.08	$ 4.58
Ending value (after expenses)	$1,021.17	$1,020.67

† Expenses are equal to the portfolio’s annualized expense ratio of .80% for Initial shares and .90% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2007
Common Stocks—98.7%	Shares	Value ($)

Consumer Discretionary—13.6%
Aeropostale	86,575 [a,b]	2,294,237
American Eagle Outfitters	29,900	621,023
American Greetings, Cl. A	80,300	1,630,090
AnnTaylor Stores	17,550 [b]	448,577
Apollo Group, Cl. A	13,250 [a,b]	929,488
AutoZone	14,500 [b]	1,738,695
Big Lots	39,800 [a,b]	636,402
Brinker International	46,250	904,650
Choice Hotels International	35,550 [a]	1,180,260
Coach	38,100 [b]	1,165,098
Dollar Tree Stores	91,400 [b]	2,369,088
EchoStar Communications, Cl. A	46,700 [b]	1,761,524
Expedia	45,950 [a,b]	1,452,939
Family Dollar Stores	79,150 [a]	1,522,054
GameStop, Cl. A	59,300 [b]	3,683,123
Gentex	106,750	1,896,948
Hanesbrands	40,650 [a,b]	1,104,460
Harley-Davidson	23,450 [a]	1,095,349
Hasbro	58,250 [a]	1,490,035
Idearc	26,350 [a]	462,706
Kelly Services, Cl. A	40,300	751,998
NVR	2,125 [a,b]	1,113,500
Phillips-Van Heusen	28,900	1,065,254
Priceline.com	15,750 [a,b]	1,809,045
Ross Stores	41,500 [a]	1,061,155
Scholastic	29,800 [a,b]	1,039,722
Shaw Communications, Cl. B	23,350 [a]	552,928
Snap-On	23,700	1,143,288
Sotheby’s	48,400 [a]	1,844,040
Tiffany & Co.	26,900	1,238,207
Warnaco Group	50,050 [b]	1,741,740
Wynn Resorts	10,600	1,188,578
		42,936,201

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Staples—2.5%
Herbalife	23,950	964,706
Hormel Foods	76,050	3,078,504
NBTY	39,250 [b]	1,075,450
Universal	52,300 [a]	2,678,806
		7,797,466
Energy—9.0%
Chesapeake Energy	9,500 [a]	372,400
Cimarex Energy	63,550 [a]	2,702,782
Frontier Oil	38,850	1,576,533
Global Industries	59,300 [b]	1,270,206
Grant Prideco	22,750 [b]	1,262,852
Hess	11,950	1,205,277
Holly	22,650	1,152,658
National Oilwell Varco	21,000 [b]	1,542,660
Newfield Exploration	17,300 [b]	911,710
Noble Energy	71,700	5,701,584
Patterson-UTI Energy	47,600 [a]	929,152
Pride International	25,150 [b]	852,585
Sunoco	18,300	1,325,652
Superior Energy Services	53,350 [b]	1,836,307
Swift Energy	26,400 [b]	1,162,392
Tesoro	32,050 [a]	1,528,785
Tidewater	51,150 [a]	2,806,089
Western Refining	20,850 [a]	504,778
		28,644,402
Financial—13.4%
AMB Property	13,150	756,914
American Financial Group	66,275	1,914,022
AmeriCredit	55,800 [a,b]	713,682
Annaly Capital Management	56,300	1,023,534
CapitalSource	43,200 [a]	759,888
Cincinnati Financial	32,600	1,289,004
CIT Group	29,800	716,094
Endurance Specialty Holdings	26,400 [a]	1,101,672
Everest Re Group	26,300	2,640,520
Federated Investors, Cl. B	23,850	981,666
First Marblehead	21,850 [a]	334,305

10

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
FirstMerit	44,500 [a]	890,445
Harris	5,800	363,544
HCC Insurance Holdings	115,650	3,316,842
Hospitality Properties Trust	125,100	4,030,722
Host Hotels & Resorts	65,000	1,107,600
Jefferies Group	75,350 [a]	1,736,817
Jones Lang LaSalle	45,400	3,230,664
M & T Bank	13,950	1,137,901
National Retail Properties	33,000 [a]	771,540
Nationwide Financial Services, Cl. A	30,250	1,361,552
Philadelphia Consolidated Holding	28,300 [b]	1,113,605
Phoenix Cos	66,250	786,387
Potlatch	18,800	835,472
ProLogis	42,050	2,665,129
Reinsurance Group of America	16,400 [a]	860,672
SEI Investments	45,600	1,466,952
SVB Financial Group	30,200 [a]	1,522,080
Unum Group	63,850	1,518,991
W.R. Berkley	36,100	1,076,141
XL Capital, Cl. A	10,750	540,832
		42,565,189
Health Care—11.1%
AmerisourceBergen	38,500	1,727,495
Apria Healthcare Group	81,700 [b]	1,762,269
Cephalon	21,550 [a,b]	1,546,428
CIGNA	40,650	2,184,124
Coventry Health Care	14,000 [b]	829,500
Dentsply International	83,400	3,754,668
Edwards Lifesciences	31,500 [a,b]	1,448,685
Endo Pharmaceuticals Holdings	24,200 [b]	645,414
Health Net	40,100 [b]	1,936,830
Henry Schein	30,600 [b]	1,878,840
HLTH	102,300 [a,b]	1,370,820
Humana	26,100 [b]	1,965,591
Intuitive Surgical	10,700 [b]	3,472,150
Invitrogen	45,850 [b]	4,282,849
King Pharmaceuticals	89,100 [b]	912,384

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Lincare Holdings	65,500 [a,b]	2,302,980
Medicis Pharmaceutical, Cl. A	29,050 [a]	754,428
STERIS	77,500 [a]	2,235,100
		35,010,555
Industrial—18.0%
Acuity Brands	16,150 [a]	726,750
AGCO	38,850 [b]	2,641,023
Allied Waste Industries	137,450 [b]	1,514,699
Applied Industrial Technologies	43,850	1,272,527
Arkansas Best	22,800 [a]	500,232
Avis Budget Group	68,100 [b]	885,300
Con-way	35,250	1,464,285
Deluxe	42,050	1,383,024
Dun & Bradstreet	27,900	2,472,777
EMCOR Group	42,750 [b]	1,010,183
Equifax	45,500	1,654,380
Fastenal	16,250 [a]	656,825
Fluor	11,100	1,617,492
Gardner Denver	76,300 [b]	2,517,900
GATX	42,200	1,547,896
Granite Construction	33,750	1,221,075
Harsco	10,550	675,939
Herman Miller	46,250	1,498,038
HNI	24,400 [a]	855,464
Hubbell, Cl. B	57,250	2,954,100
Jacobs Engineering Group	18,300 [b]	1,749,663
Manitowoc	30,400	1,484,432
Manpower	34,200	1,945,980
MSC Industrial Direct, Cl. A	40,550	1,641,059
Northwest Airlines	37,550 [a,b]	544,851
Oshkosh Truck	30,700 [a]	1,450,882
Republic Services	39,175	1,228,136
Rockwell Automation	23,000 [a]	1,586,080
Ryder System	18,100 [a]	850,881
SPX	27,550 [a]	2,833,518
Steelcase, Cl. A	56,600	898,242
Teleflex	80,050	5,043,951

12

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Thomas & Betts	21,300 [b]	1,044,552
Trinity Industries	22,900	635,704
W.W. Grainger	23,400	2,047,968
Wabtec	39,450	1,358,658
Werner Enterprises	37,500 [a]	638,625
Zebra Technologies, Cl. A	32,400 [b]	1,124,280
		57,177,371
Information Technology—14.2%
3Com	114,300 [a,b]	516,636
Activision	61,400 [b]	1,823,580
ADC Telecommunications	166,400 [a,b]	2,587,520
ADTRAN	23,900 [a]	510,982
ASM International	35,100 [a]	840,645
ASML Holding (NY Shares)	41,200 [a]	1,289,148
Avnet	22,800 [b]	797,316
AVX	58,850 [a]	789,767
CA	52,100	1,299,895
Cadence Design Systems	71,550 [b]	1,217,066
CommScope	75,200 [b]	3,700,592
Computer Sciences	25,000 [b]	1,236,750
Dolby Laboratories, Cl. A	18,050 [b]	897,446
Dycom Industries	65,400 [b]	1,742,910
FactSet Research Systems	24,250	1,350,725
Intersil, Cl. A	43,200	1,057,536
Lam Research	67,300 [b]	2,909,379
MasterCard, Cl. A	4,600 [a]	989,920
McAfee	77,200 [b]	2,895,000
Microchip Technology	63,050 [a]	1,981,031
NCR	34,100 [b]	855,910
Novell	162,600 [b]	1,117,062
Novellus Systems	54,650 [a,b]	1,506,701
Parametric Technology	52,200 [b]	931,770
Tech Data	43,400 [b]	1,637,048
Teradata	34,100 [b]	934,681
Total System Services	56,750 [a]	1,589,000
Vishay Intertechnology	61,900 [b]	706,279
Western Digital	94,950 [b]	2,868,440

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Xerox	94,150	1,524,289
Zoran	45,950 [a,b]	1,034,335
		45,139,359
Materials—8.3%
AK Steel Holding	53,700 [b]	2,483,088
Celanese, Ser. A	27,350	1,157,452
CF Industries Holdings	15,200	1,672,912
Church & Dwight	18,300	989,481
Commercial Metals	25,200	742,140
Crown Holdings	61,300 [a,b]	1,572,345
Eastman Chemical	24,900	1,521,141
International Paper	39,600	1,282,248
NOVA Chemicals	34,250	1,109,700
OM Group	16,450 [b]	946,533
Owens-Illinois	20,100 [b]	994,950
Packaging Corp. of America	25,550	720,510
Pactiv	46,950 [b]	1,250,279
Reliance Steel & Aluminum	16,900	915,980
RPM International	74,800	1,518,440
Sonoco Products	48,700	1,591,516
Terra Industries	108,700 [b]	5,191,512
Worthington Industries	36,100 [a]	645,468
		26,305,695
Telecommunication Services—.4%
Windstream	99,100	1,290,282
Utilities—8.2%
AGL Resources	80,450	3,028,138
Alliant Energy	59,650	2,427,159
Atmos Energy	33,750	946,350
Constellation Energy Group	6,400	656,192
Northeast Utilities	78,600	2,460,966
ONEOK	34,700	1,553,519
Pepco Holdings	85,350	2,503,316
Portland General Electric	31,000	861,180
Sempra Energy	25,950	1,605,786
Sierra Pacific Resources	207,900	3,530,142
Southern Union	83,100	2,439,816

14

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
UGI	83,500	2,275,375
WGL Holdings	47,200	1,546,272
		25,834,211
Total Common Stocks
(cost $310,838,912)		312,700,731

Other Investment—1.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,740,000)	3,740,000 [c]	3,740,000

Investment of Cash Collateral
for Securities Loaned—19.6%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $61,997,256)	61,997,256 [c]	61,997,256

Total Investments (cost $376,576,168)	119.5%	378,437,987
Liabilities, Less Cash and Receivables	(19.5%)	(61,826,480)
Net Assets	100.0%	316,611,507

[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the portfolio’s securities on loan is $61,067,475 and the total market value of the collateral held by the portfolio is $63,629,713, consisting of cash collateral of $61,997,256 and U.S. Government and agency securities valued at $1,632,457.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	20.8	Energy	9.0
Industrial	18.0	Materials	8.3
Information Technology	14.2	Utilities	8.2
Consumer Discretionary	13.6	Consumer Staples	2.5
Financial	13.4	Telecommunication Services	.4
Health Care	11.1		119.5

† Based on net assets.
See notes to financial statements.

The Portfolio 15

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $61,067,475)—Note 1(b):
Unaffiliated issuers	310,838,912	312,700,731
Affiliated issuers	65,737,256	65,737,256
Cash		166,241
Dividends and interest receivable		406,834
Receivable for shares of Beneficial Interest subscribed		60,873
Prepaid expenses		29,881
		379,101,816

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		235,645
Liability for securities on loan—Note 1(b)		61,997,256
Payable for shares of Beneficial Interest redeemed		194,533
Accrued expenses		62,875
		62,490,309

Net Assets ($)		316,611,507

Composition of Net Assets ($):
Paid-in capital		274,534,532
Accumulated undistributed investment income—net		2,471,963
Accumulated net realized gain (loss) on investments		37,743,193
Accumulated net unrealized appreciation
(depreciation) on investments		1,861,819

Net Assets ($)		316,611,507

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	277,602,192	39,009,315
Shares Outstanding	17,883,046	2,524,796

Net Asset Value Per Share ($)	15.52	15.45

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended December 31, 2007
Investment Income ($):
Income:
Cash dividends (net of $6,057 foreign taxes withheld at source):
Unaffiliated issuers	5,557,977
Affiliated issuers	72,482
Income from securities lending	145,475
Total Income	5,775,934
Expenses:
Investment advisory fee—Note 3(a)	2,845,541
Distribution fees—Note 3(b)	143,579
Custodian fees—Note 3(b)	71,215
Prospectus and shareholders’ reports	53,660
Professional fees	39,822
Trustees’ fees and expenses—Note 3(c)	6,938
Shareholder servicing costs—Note 3(b)	4,010
Interest expense—Note 2	3,529
Miscellaneous	15,568
Total Expenses	3,183,862
Less—waiver of fees due to undertaking—Note 3(a)	(86,605)
Net Expenses	3,097,257
Investment Income—Net	2,678,677

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,593,511
Net unrealized appreciation (depreciation) on investments	(28,154,438)
Net Realized and Unrealized Gain (Loss) on Investments	9,439,073
Net Increase in Net Assets Resulting from Operations	12,117,750

See notes to financial statements.

The Portfolio 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	2,678,677	2,016,326
Net realized gain (loss) on investments	37,593,511	48,537,987
Net unrealized appreciation
(depreciation) on investments	(28,154,438)	(17,537,219)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,117,750	33,017,094

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,378,271)	(1,362,755)
Service Shares	(251,422)	(160,836)
Net realized gain on investments:
Initial Shares	(39,159,213)	(58,101,236)
Service Shares	(9,828,752)	(14,498,194)
Total Dividends	(50,617,658)	(74,123,021)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	18,299,663	22,686,207
Service Shares	4,556,463	7,303,727
Dividends reinvested:
Initial Shares	40,537,484	59,463,991
Service Shares	10,080,174	14,659,030
Cost of shares redeemed:
Initial Shares	(86,321,689)	(74,010,854)
Service Shares	(55,399,353)	(17,690,863)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(68,247,258)	12,411,238
Total Increase (Decrease) in Net Assets	(106,747,166)	(28,694,689)

Net Assets ($):
Beginning of Period	423,358,673	452,053,362
End of Period	316,611,507	423,358,673
Undistributed investment income—net	2,471,963	1,694,146

18

	Year Ended December 31,

	2007	2006

Capital Share Transactions:
Initial Shares
Shares sold	1,093,663	1,290,264
Shares issued for dividends reinvested	2,546,324	3,435,239
Shares redeemed	(5,194,938)	(4,227,682)
Net Increase (Decrease) in Shares Outstanding	(1,554,951)	497,821

Service Shares
Shares sold	272,164	413,692
Shares issued for dividends reinvested	635,973	849,799
Shares redeemed	(3,308,648)	(1,020,884)
Net Increase (Decrease) in Shares Outstanding	(2,400,511)	242,607

See notes to financial statements.

The Portfolio 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.39	19.15	17.62	15.82	12.04
Investment Operations:
Investment income—net [a]	.12	.08	.08	.07	.04
Net realized and unrealized
gain (loss) on investments	.19	1.39	1.53	2.22	3.78
Total from Investment Operations	.31	1.47	1.61	2.29	3.82
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.01)	(.07)	(.04)
Dividends from net realized
gain on investments	(2.11)	(3.16)	(.07)	(.42)	—
Total Distributions	(2.18)	(3.23)	(.08)	(.49)	(.04)
Net asset value, end of period	15.52	17.39	19.15	17.62	15.82

Total Return (%)	1.50	7.75	9.17	14.48	31.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.80	.79	.78	.82
Ratio of net expenses
to average net assets [b]	.80	.80	.79	.78	.82
Ratio of net investment income
to average net assets	.73	.48	.43	.43	.32
Portfolio Turnover Rate	116.83	149.02	99.27	79.75	74.15

Net Assets, end of period ($ x 1,000)	277,602	338,081	362,789	344,979	302,253

[a]	Based on average shares outstanding at each month end.
[b]	The differences for periods represents less than .01%.

See notes to financial statements.
20

		Year Ended December 31,

Service Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.31	19.06	17.57	15.77	12.02
Investment Operations:
Investment income—net [a]	.09	.06	.04	.04	.02
Net realized and unrealized
gain (loss) on investments	.21	1.39	1.52	2.21	3.75
Total from Investment Operations	.30	1.45	1.56	2.25	3.77
Distributions:
Dividends from investment income—net	(.05)	(.04)	—	(.03)	(.02)
Dividends from net realized
gain on investments	(2.11)	(3.16)	(.07)	(.42)	—
Total Distributions	(2.16)	(3.20)	(.07)	(.45)	(.02)
Net asset value, end of period	15.45	17.31	19.06	17.57	15.77

Total Return (%)	1.39	7.68	8.93	14.23	31.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.05	1.04	1.03	1.06
Ratio of net expenses
to average net assets	.90	.91	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.58	.37	.22	.22	.12
Portfolio Turnover Rate	116.83	149.02	99.27	79.75	74.15

Net Assets, end of period ($ x 1,000)	39,009	85,277	89,264	81,680	58,224

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering four series, including the MidCap Stock Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters

24

of Credit. The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $62,346 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the portfolio adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48

The Portfolio 25

NOTES TO FINANCIAL STATEMENTS (continued)

requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 had no impact on the operations of the portfolio for the period ended December 31, 2007.

The portfolio is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $18,311,381, undistributed capital gains $22,421,890 and unrealized appreciation $1,828,066. In addition, the portfolio had $484,362 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006 were as follows: ordinary income $10,308,755 and $25,731,071 and long-term capital gains $40,308,903 and $48,391,950, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the portfolio decreased accumulated undistributed investment income-net by $271,167 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary

26

or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended December 31, 2007, was approximately $61,100, with a related weighted average annualized interest rate of 5.78% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed from January 1, 2007 to December 31, 2008, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed .90% of the value of the average daily net assets of their class. During the period ended December 31, 2007, the Manager waived receipt of fees of $86,605, pursuant to the undertakings.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2007, Service shares were charged $143,579 pursuant to the Plan.

The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $842 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $71,215 pursuant to the custody agreement.

During the period ended December 31, 2007, the portfolio was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $204,854, Rule 12b-1 distribution plan fees $8,417, custodian fees $22,031, chief compliance officer fees $3,616 and transfer agency per account fees $176, which are offset against an expense reimbursement currently in effect in the amount of $3,449.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2007, amounted to $442,479,675 and $560,750,908, respectively.

At December 31, 2007, the cost of investments for federal income tax purposes was $376,609,921; accordingly, accumulated net unrealized appreciation on investments was $1,828,066, consisting of $28,787,847 gross unrealized appreciation and $26,959,781 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31,2007,the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 11, 2008

The Portfolio 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $1.7370 per share as a long-term capital gain distribution paid on March 29, 2007 and also the portfolio hereby designates 52.61% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 19-20, 2007, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the port-folio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

The Portfolio 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the first quintile (was among the lowest) of the Expense Group and Expense Universe and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group median and below the Expense Universe median. The Board considered the current fee waiver and expense reimbursement arrangement undertaken by the Manager.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”).The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index.The Board noted that the performance of the portfolio’s Initial shares was below the Performance Group and Performance Universe medians for the reported periods.

The Board had previously expressed its concern with the portfolio’s performance and requested that the Manager take steps to improve it. Representatives of the Manager presented, and the Board members

32

approved, proposals to change the primary portfolio manager of the portfolio and to change the portfolio’s investment approach. Effective September 30, 2007, investment decisions for the portfolio are made by a team of portfolio managers (Michael Dunn, Oliver Buckley, Langton Garvin and Patrick Slattery), each of whom is an employee of Dreyfus and is also a member of the Domestic Equity Group of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. The portfolio managers select stocks through a “bottom up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. The process is driven by a proprietary quantitative model which measures more than 40 characteristics of stocks to identify and rank stocks. Portfolio shareholders were notified of these changes at least 30 days before they were implemented.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the portfolio (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with

The Portfolio 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the port-folio.The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the portfolio was reasonable given the services provided. The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

34

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager to the portfolio are adequate and appropriate.
  While the Board was concerned with the portfolio’s total return per- formance, the Board believed the Manager was seeking to improve it, noting the portfolio management personnel changes effective September 30, 2007.
  The Board concluded that the fee paid to the Manager by the port- folio was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were deter- mined that material economies of scale had not been shared with the portfolio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

The Portfolio 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1998)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

——————— Clifford L. Alexander, Jr. (74) Board Member (1998)
Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
——————— David W. Burke (71) Board Member (2003)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85
36

Whitney I. Gerard (73) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28
——————— George L. Perry (73) Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

The Portfolio 37

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Portfolio 39

NOTES

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
7	Understanding Your Portfolio’s Expenses
7	Comparing Your Portfolio’s Expenses
With Those of Other Funds
8	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
45	Board Members Information
47	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
Small Cap Stock Index Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk. As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008
2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by Thomas Durante, CFA, Portfolio Manager

Portfolio and Market Performance Overview

After producing positive returns during the first three calendar quarters of 2007, U.S. small-cap stocks fell sharply during the final months of the year, plagued by difficulties in the housing markets, waning consumer spending and turmoil in the sub-prime mortgage market.The difference in returns between the portfolio and its benchmark was primarily due to the portfolio’s expenses, sampling strategy and transaction costs.

For the 12-month period ended December 31, 2007, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of –0.66% .1 In comparison, the portfolio’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “S&P 600 Index”) produced a –0.30% return for the same period.2,3

The Portfolio’s Investment Approach

The portfolio seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index.While the portfolio generally owns the vast majority of the stocks in the S&P 600 Index, some very small stocks may be excluded from the portfolio.The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones.The portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

Small-Cap Stocks Retracted Amid Slowdowns in Housing and Consumer Spending

Small-cap stocks declined slightly during 2007 due to growing pessimism regarding the U.S. economy. Because small-cap companies usually are more sensitive to changes in the economy than their large-cap counterparts, concerns regarding deteriorating housing and mortgage markets, a credit crunch, higher gasoline prices and slower consumer spending

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

weighed heavily on small-cap stocks. What’s more, the lion’s share of the equity market’s gains during the reporting period was achieved by companies with sizeable overseas operations, which most U.S. small-cap companies do not have.

Some of the S&P 600 Index’s more disappointing returns stemmed from the financials sector, where commercial banks, thrifts, mortgage lenders and insurance title companies languished due to rising default rates on sub-prime loans and weakness in the mortgage lending business. Real estate investment trusts (REITs) also sold off sharply amid housing-related concerns. Consumer discretionary stocks lagged, as a number of apparel firms, restaurants, specialty retailers, leisure products companies and recreational vehicle manufacturers struggled with slower consumer spending. Homebuilders also posted sharp declines due to a sharp downturn in new home sales.

The S&P 600 Index enjoyed better returns in the health care area, where a number of companies achieved attractive gains, including producers of equipment used to diagnose and treat respiratory and sleeping disorders, makers of computer-aided mammography systems and food and water testing firms. Home health care service providers also boosted the fund’s performance, especially hospice and rehabilitation services companies that cater to outpatient needs.

In the industrials area, parts suppliers to the defense industry advanced, as armor companies benefited from sales of materials used in helicopters, missile nose cones and diesel engine components. Other winners included engineering firms that provide planning, design and construction services to government, domestic and international clients. Machinery companies that sell cranes and related equipment to the construction, mining and marine industries also progressed, as did firms that manufacture pumps, compressors and fluid dispensing equipment. Energy stocks fared well, with particular strength among drillers, exploration and production firms and companies that manufacture and supply parts to the deepwater drilling industry, including special alloys for tubular goods and sub-sea control systems.

Finally, gains for the S&P 600 Index were particularly robust among information technology stocks due in part to increased homeland secu-

4

rity activity. For example, some of the sector’s stronger gains stemmed from thermal imaging and obscurant-proof camera systems that detect heat and radiation as well as makers of navigation systems and surveillance equipment used by police and fire fighters. Other winners included companies that help businesses improve productivity through performance management systems and firms producing software that helps streamline expense recordkeeping for business travelers.

Index Investing Offers Diversification Benefits

As an index portfolio, our strategy is to attempt to replicate the returns of the S&P 600 Index by investing in a representative sample of the stocks listed in the S&P 600 Index.In our view,an investment in a broadly diversified small-cap index fund can help investors manage the risk associated with small-cap investing by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.The portfolio employs a passive management approach in which all investment decisions are based on the composition of the S&P 600 Index.

January 15, 2008

The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock
Index Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the portfolio’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.
[3]	“Standard & Poor’s®,”“S&P®,”“S&P SmallCap 600” and “Standard & Poor’s SmallCap
600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the
portfolio.The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and
Standard & Poor’s makes no representation regarding the advisability of investing in the portfolio.

The Portfolio 5

PORTFOLIO PERFORMANCE

Average Annual Total Returns	as of 12/31/07
	Inception			From
	Date	1 Year	5 Years	Inception

Portfolio	5/1/02	(0.66)%	15.40%	8.29%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index
Portfolio on 5/1/02 (inception date) to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index
(the “Index”) on that date.The portfolio is subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The
Index reflects the reinvestment of dividends and, where applicable, capital gain distributions. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 2.95
Ending value (after expenses)	$916.80

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 3.11
Ending value (after expenses)	$1,022.13

† Expenses are equal to the fund’s annualized expense ratio of .61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Portfolio 7

STATEMENT OF INVESTMENTS December 31, 2007
Common Stocks—99.2%	Shares	Value ($)

Consumer Discretionary—12.4%
4Kids Entertainment	6,000 [a]	78,900
Aaron Rents	42,300 [b]	813,852
Arbitron	16,100 [b]	669,277
Arctic Cat	8,200	97,908
Audiovox, Cl. A	11,400 [a]	141,360
Big 5 Sporting Goods	17,900	258,118
Blue Nile	12,200 [a,b]	830,332
Bright Horizons Family Solutions	15,700 [a,b]	542,278
Brown Shoe	29,675	450,170
Buffalo Wild Wings	10,000 [a,b]	232,200
Building Materials Holding	20,400 [b]	112,812
Cabela’s	26,900 [a,b]	405,383
California Pizza Kitchen	15,100 [a,b]	235,107
Cato, Cl. A	21,550	337,473
CEC Entertainment	24,650 [a]	639,914
Champion Enterprises	53,200 [a,b]	501,144
Charlotte Russe Holding	16,500 [a]	266,475
Children’s Place Retail Stores	15,600 [a,b]	404,508
Christopher & Banks	24,250 [b]	277,662
CKE Restaurants	34,600 [b]	456,720
Coachmen Industries	10,600	63,070
CPI	2,600	61,230
Crocs	59,000 [a,b]	2,171,790
Deckers Outdoor	9,900 [a,b]	1,535,094
Dress Barn	30,000 [a,b]	375,300
Drew Industries	12,600 [a,b]	345,240
Ethan Allen Interiors	20,500 [b]	584,250
Finish Line, Cl. A	27,200	65,824
Fleetwood Enterprises	44,000 [a,b]	263,120
Fossil	35,000 [a,b]	1,469,300
Fred’s, Cl. A	30,200 [b]	290,826
Genesco	13,400 [a,b]	506,520
Group 1 Automotive	14,000	332,500
Gymboree	23,200 [a,b]	706,672
Haverty Furniture	13,400 [b]	120,466
Hibbett Sports	23,700 [a,b]	473,526
Hot Topic	27,670 [a]	161,039

8

Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Iconix Brand Group	44,600 a,b	876,836
IHOP	13,500 b	493,830
Interface, Cl. A	39,400	643,008
Jack in the Box	47,900 a	1,234,383
JAKKS Pacific	25,300 a,b	597,333
Jo-Ann Stores	17,325 a	226,611
JoS. A. Bank Clothiers	14,275 a,b	406,124
K-Swiss, Cl. A	15,600	282,360
Kellwood	16,500	274,560
La-Z-Boy	28,400 b	225,212
Landry’s Restaurants	12,200 b	240,340
Libbey	9,200	145,728
Lithia Motors, Cl. A	10,800 b	148,284
Live Nation	51,000 a,b	740,520
LKQ	73,200 a,b	1,538,664
M/I Homes	7,600 b	79,800
Maidenform Brands	12,000 a,b	162,360
Marcus	20,800 b	321,360
MarineMax	6,500 a,b	100,750
Men’s Wearhouse	40,500	1,092,690
Meritage Homes	13,000 b	189,410
Midas	11,100 a,b	162,726
Monaco Coach	19,200 b	170,496
Monarch Casino & Resort	13,400 a,b	322,672
Movado Group	16,700	422,343
Multimedia Games	19,800 a,b	165,132
National Presto Industries	4,400	231,704
Nautilus	9,300 b	45,105
O’Charleys	15,600	233,688
Oxford Industries	11,300 b	291,201
P.F. Chang’s China Bistro	16,100 a,b	367,724
Panera Bread, Cl. A	22,000 a,b	788,040
Papa John’s International	21,500 a	488,050
PEP Boys-Manny Moe & Jack	26,900 b	308,812
PetMed Express	12,600 a,b	152,460
Pinnacle Entertainment	36,900 a,b	869,364
Polaris Industries	26,600 b	1,270,682

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Discretionary (continued)
Pool	26,725 b	529,957
Pre-Paid Legal Services	5,200 b	287,820
Quiksilver	84,700 a	726,726
Radio One, Cl. D	46,400 a	109,968
Red Robin Gourmet Burgers	12,000 a	383,880
Russ Berrie & Co.	6,700 a,b	109,612
Ruth’s Chris Steak House	11,700 a,b	104,598
Select Comfort	38,750 a,b	271,638
Shuffle Master	27,250 a,b	326,727
Skechers USA, Cl. A	25,400 a	495,554
Skyline	4,300 b	126,205
Sonic	48,475 a,b	1,061,602
Sonic Automotive, Cl. A	21,400 b	414,304
Spartan Motors	19,900 a,b	152,036
Stage Stores	28,550	422,540
Stamps.com	13,900 a,b	169,302
Standard Motor Products	5,800 v	47,328
Standard-Pacific	41,700 b	139,695
Steak n Shake	11,000 a,b	119,900
Stein Mart	17,100 b	81,054
Sturm Ruger & Co.	13,600 a	112,608
Superior Industries International	14,600 b	265,282
Texas Roadhouse, Cl. A	33,300 a,b	368,298
Tractor Supply	20,400 a,b	733,176
Triarc Cos., Cl. B	47,400 b	415,224
Tuesday Morning	16,000 b	81,120
Tween Brands	17,200 a,b	455,456
UniFirst	9,400	357,200
Universal Electronics	9,700 a	324,368
Universal Technical Institute	12,200 a,b	207,400
Volcom	7,700 a,b	169,631
Winnebago Industries	23,200 b	487,664
WMS Industries	28,900 a,b	1,058,896
Wolverine World Wide	43,400	1,064,168
Zale	25,500 a,b	409,530
Zumiez	10,400 a,b	253,344
		46,431,533

10

Common Stocks (continued)	Shares	Value ($)

Consumer Staples—3.6%
Alliance One International	66,500 [a,b]	270,655
Andersons	12,700 [b]	568,960
Boston Beer, Cl. A	7,100 [a]	267,315
Casey’s General Stores	34,300 [b]	1,015,623
Central Garden & Pet, Cl. A	50,400 [a]	270,144
Chattem	13,000 [a,b]	982,020
Flowers Foods	53,249 [b]	1,246,559
Great Atlantic & Pacific Tea	12,700 [a]	397,891
Hain Celestial Group	27,700 [a,b]	886,400
J & J Snack Foods	9,800 [b]	306,544
Lance	20,600 [b]	420,652
Longs Drug Stores	21,600	1,015,200
Nash Finch	10,100 [b]	356,328
Peet’s Coffee & Tea	7,800 [a,b]	226,746
Performance Food Group	26,500 [a]	712,055
Ralcorp Holdings	17,900 [a,b]	1,088,141
RC2	17,600 [a,b]	494,032
Sanderson Farms	11,200	378,336
Spartan Stores	15,200 [b]	347,320
Spectrum Brands	19,000 [a,b]	101,270
TreeHouse Foods	23,700 [a,b]	544,863
United Natural Foods	29,700 [a,b]	942,084
USANA Health Sciences	7,800 [a,b]	289,224
WD-40	10,600	402,482
		13,530,844
Energy—8.2%
Atwood Oceanics	20,000 [a]	2,004,800
Basic Energy Services	10,400 [a]	228,280
Bristow Group	17,000 [a,b]	963,050
Cabot Oil & Gas	68,000	2,745,160
CARBO Ceramics	14,300 [b]	531,960
Dril-Quip	18,500 [a]	1,029,710
Gulf Island Fabrication	8,000 [b]	253,680
Helix Energy Solutions Group	65,650 [a]	2,724,475
Hornbeck Offshore Services	16,300 [a,b]	732,685
ION Geophysical	50,700 [a]	800,046
Lufkin Industries	9,900	567,171

The Portfolio 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Massey Energy	58,000 b	2,073,500
Matrix Service	16,000 a	349,120
NATCO Group, Cl. A	13,200 a	714,780
Oceaneering International	39,300 a	2,646,855
Patriot Coal	16,200 a	676,188
Penn Virginia	25,300	1,103,839
Petroleum Development	9,200 a,b	543,996
Pioneer Drilling	34,200 a,b	406,296
SEACOR Holdings	16,800 a,b	1,558,032
St. Mary Land & Exploration	44,500 b	1,718,145
Stone Energy	20,700 a	971,037
Superior Well Services	10,200 a,b	216,444
Swift Energy	21,900 a,b	964,257
Tetra Technologies	47,800 a,b	744,246
Unit	36,500 a	1,688,125
W-H Energy Services	21,000 a	1,180,410
World Fuel Services	20,000 b	580,600
		30,716,887
Financial—15.9%
Acadia Realty Trust	20,900 b	535,249
Alabama National BanCorporation	11,200 b	871,472
Anchor Bancorp Wisconsin	13,800 b	324,576
Bank Mutual	37,000 b	391,090
BankAtlantic Bancorp, Cl. A	32,000 b	131,200
BankUnited Financial, Cl. A	23,400 b	161,460
BioMed Realty Trust	42,700 b	989,359
Boston Private Financial Holdings	29,400 b	796,152
Brookline Bancorp	39,300 b	399,288
Cascade Bancorp	21,300 b	296,496
Cash America International	24,600	794,580
Central Pacific Financial	22,100 b	407,966
Colonial Properties Trust	32,700	740,001
Columbia Banking System	11,900	353,787
Community Bank System	23,400 b	464,958
Corus Bankshares	27,400 b	292,358
Delphi Financial Group, Cl. A	32,500	1,146,600
DiamondRock Hospitality	68,800	1,030,624

12

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Dime Community Bancshares	15,300	195,381
Downey Financial	12,400 [b]	385,764
East West Bancorp	48,000	1,163,040
EastGroup Properties	16,800 [b]	703,080
Entertainment Properties Trust	21,700 [b]	1,019,900
Essex Property Trust	17,200 [b]	1,676,828
Extra Space Storage	42,000	600,180
Financial Federal	17,550 [b]	391,190
First BanCorp/Puerto Rico	55,600	405,324
First Cash Financial Services	18,700 [a,b]	274,516
First Commonwealth Financial	43,700 [b]	465,405
First Financial Bancorp	26,000	296,400
First Indiana	9,200	294,400
First Midwest Bancorp	33,800	1,034,280
FirstFed Financial	9,500 [a,b]	340,290
Flagstar Bancorp	25,400 [b]	177,038
Forestar Real Estate Group	24,800 [a]	585,032
Franklin Bank	20,000 [a,b]	86,200
Fremont General	47,000 [b]	164,500
Frontier Financial	30,100 [b]	558,957
Glacier Bancorp	37,400 [b]	700,876
Guaranty Financial Group	24,800 [a]	396,800
Hancock Holding	16,300 [b]	622,660
Hanmi Financial	30,500 [b]	262,910
Hilb, Rogal & Hobbs	25,200	1,022,364
Independent Bank	14,070 [b]	133,665
Infinity Property & Casualty	12,600	455,238
Inland Real Estate	41,500 [b]	587,640
Investment Technology Group	32,200 [a,b]	1,532,398
Irwin Financial	14,500 [b]	106,575
Kilroy Realty	25,200 [b]	1,384,992
Kite Realty Group Trust	19,600	299,292
LaBranche & Co.	31,000 [a]	156,240
LandAmerica Financial Group	8,500 [b]	284,325
Lexington Realty Trust	39,200 [b]	569,968
LTC Properties	15,000	375,750
Medical Properties Trust	35,500 [b]	361,745

The Portfolio 13

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Mid-America Apartment Communities	17,500 [b]	748,125
Nara Bancorp	17,300 [b]	201,891
National Retail Properties	50,500 [b]	1,180,690
Navigators Group	9,100 [a]	591,500
optionsXpress Holdings	36,000 [b]	1,217,520
Parkway Properties	10,800 [b]	399,384
Philadelphia Consolidated Holding	44,600 [a]	1,755,010
Piper Jaffray	11,400 [a,b]	528,048
Portfolio Recovery Associates	11,700 [b]	464,139
Presidential Life	14,000 [b]	245,140
PrivateBancorp	12,600 [b]	411,390
ProAssurance	24,600 [a,b]	1,351,032
Prosperity Bancshares	24,000	705,360
Provident Bankshares	23,800	509,082
PS Business Parks	11,000	578,050
Rewards Network	14,400 [a]	71,568
RLI	15,000	851,850
Safety Insurance Group	14,400 [b]	527,328
Selective Insurance Group	39,700 [b]	912,703
Senior Housing Properties Trust	63,500	1,440,180
Signature Bank	21,500 [a,b]	725,625
South Financial Group	52,000 [b]	812,760
Sovran Self Storage	15,500 [b]	621,550
Sterling Bancorp	12,300 [b]	167,772
Sterling Bancshares	53,650	598,734
Sterling Financial	34,980	587,314
Stewart Information Services	6,500 [b]	169,585
Susquehanna Bancshares	58,500	1,078,740
SWS Group	15,300	193,851
Tanger Factory Outlet Centers	20,600 [b]	776,826
Tower Group	14,100	470,940
TradeStation Group	17,200 [a,b]	244,412
Triad Guaranty	6,000 [a,b]	58,800
Trustco Bank	57,700 [b]	572,384
UCBH Holdings	72,400 [b]	1,025,184
UMB Financial	23,900	916,804
Umpqua Holdings	40,100 [b]	615,134

14

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
United Bankshares	24,700 [b]	692,094
United Community Banks	30,400 [b]	480,320
United Fire & Casualty	16,000 [b]	465,440
Whitney Holding	42,500 [b]	1,111,375
Wilshire Bancorp	13,700 [b]	107,545
Wintrust Financial	17,100 [b]	566,523
World Acceptance	12,500 [a,b]	337,250
Zenith National Insurance	26,100 [b]	1,167,453
		59,452,764
Health Care—13.7%
Allscripts Healthcare Solutions	40,900 [a,b]	794,278
Alpharma, Cl. A	26,100 [a,b]	525,915
Amedisys	16,933 [a,b]	821,589
American Medical Systems Holdings	48,900 [a,b]	707,094
AMERIGROUP	39,400 [a,b]	1,436,130
AMN Healthcare Services	19,000 [a]	326,230
AmSurg	19,950 [a,b]	539,847
Analogic	11,600	785,552
ArQule	22,600 [a]	131,080
ArthroCare	18,900 [a,b]	908,145
BIOLASE Technology	13,400 [a]	31,624
Bradley Pharmaceuticals	9,300 [a]	183,210
Cambrex	23,300 [a,b]	195,254
Centene	30,400 [a]	834,176
Chemed	18,300 [b]	1,022,604
CONMED	23,800 [a]	550,018
Cooper Cos.	31,200 [b]	1,185,600
Cross Country Healthcare	16,900 [a,b]	240,656
CryoLife	10,000 [a]	79,500
Cyberonics	11,200 [a]	147,392
Datascope	8,200	298,480
Dionex	14,700 [a,b]	1,218,042
Enzo Biochem	20,866 [a]	265,833
Greatbatch	19,900 [a,b]	397,801
Haemonetics	18,800 [a,b]	1,184,776
HealthExtras	23,600 [a,b]	615,488
Healthways	21,800 [a,b]	1,273,992

The Portfolio 15

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Hooper Holmes	46,700 [a]	80,324
ICU Medical	10,600 [a]	381,706
IDEXX Laboratories	41,200 [a]	2,415,556
Immucor	49,525 [a]	1,683,355
Integra LifeSciences Holdings	13,600 [a,b]	570,248
Invacare	22,300 [b]	561,960
inVentiv Health	23,300 [a,b]	721,368
Kendle International	8,200 [a,b]	401,144
Kensey Nash	8,000 [a,b]	239,360
LCA-Vision	17,550 [b]	350,473
LHC Group	9,900 [a,b]	247,302
Lifecell	20,800 [a,b]	896,688
Mannatech	13,200 [b]	83,424
Martek Biosciences	22,000 [a,b]	650,760
Matria Healthcare	17,500 [a,b]	415,975
MedCath	13,200 [a]	324,192
Mentor	25,500 [b]	997,050
Meridian Bioscience	24,750 [b]	744,480
Merit Medical Systems	19,100 [a]	265,490
MGI Pharma	56,900 [a]	2,306,157
Molina Healthcare	9,100 [a,b]	352,170
Noven Pharmaceuticals	16,800 [a]	233,184
Odyssey HealthCare	23,000 [a]	254,380
Omnicell	22,400 [a,b]	603,232
Osteotech	12,100 [a]	94,622
Owens & Minor	28,500 [b]	1,209,255
Palomar Medical Technologies	14,500 [a]	222,140
PAREXEL International	20,500 [a,b]	990,150
Pediatrix Medical Group	35,500 [a]	2,419,325
PharmaNet Development Group	14,000 [a]	548,940
PharMerica	19,500 [a,b]	270,660
Phase Forward	27,500 [a]	598,125
Possis Medical	8,400 [a]	122,472
PSS World Medical	52,000 [a]	1,017,640
Regeneron Pharmaceuticals	44,000 [a,b]	1,062,600
RehabCare Group	12,900 [a]	291,024
Res-Care	15,500 [a]	389,980

16

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Respironics	50,500 [a]	3,306,740
Salix Pharmaceuticals	33,800 [a,b]	266,344
Savient Pharmaceuticals	28,600 [a,b]	656,942
Sciele Pharma	26,200 [b]	535,790
Sierra Health Services	43,000 [a]	1,804,280
Sunrise Senior Living	31,100 [a,b]	954,148
SurModics	9,500 [a,b]	515,565
Symmetry Medical	23,700 [a,b]	413,091
Theragenics	31,400 [a]	112,412
ViroPharma	59,000 [a]	468,460
Vital Signs	5,800	296,496
		51,047,485
Industrial—16.4%
A.O. Smith	17,500 [b]	613,375
AAR	25,700 [a,b]	977,371
ABM Industries	30,400	619,856
Acuity Brands	26,500 [b]	1,192,500
Administaff	18,800 [b]	531,664
Albany International, Cl. A	13,600 [b]	504,560
Angelica	4,000	76,400
Apogee Enterprises	24,700	422,617
Applied Industrial Technologies	31,050	901,071
Applied Signal Technology	10,200	138,516
Arkansas Best	17,600 [b]	386,144
Astec Industries	12,800 [a]	476,032
ASV	8,500 [a,b]	117,725
Baldor Electric	32,400 [b]	1,090,584
Barnes Group	33,100 [b]	1,105,209
Bowne & Co.	18,600	327,360
Brady, Cl. A	38,000 [b]	1,333,420
Briggs & Stratton	34,700 [b]	786,302
C & D Technologies	12,000 [a,b]	79,320
Cascade	5,200 [b]	241,592
CDI	12,100	293,546
Ceradyne	19,350 [a]	908,095
CLARCOR	35,200 [b]	1,336,544
Coinstar	20,900 [a,b]	588,335

The Portfolio 17

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Consolidated Graphics	7,600 a	363,432
Cubic	11,200 b	439,040
Curtiss-Wright	33,500 b	1,681,700
EMCOR Group	51,500 a	1,216,945
EnPro Industries	14,900 a,b	456,685
Esterline Technologies	22,300 a	1,154,025
Forward Air	19,900	620,283
Frontier Airlines Holdings	19,400 a,b	102,044
G & K Services, Cl. A	18,300	686,616
Gardner Denver	37,600 a	1,240,800
GenCorp	38,000 a,b	443,080
Griffon	14,600 a	181,770
Healthcare Services Group	27,175 b	575,566
Heartland Express	34,966 b	495,818
Heidrick & Struggles International	15,200	564,072
Hub Group, Cl. A	27,200 a,b	722,976
Insituform Technologies, Cl. A	18,500 a,b	273,800
Kaman	15,700	577,917
Kaydon	19,900 b	1,085,346
Kirby	40,400 a,b	1,877,792
Knight Transportation	36,475 b	540,195
Landstar System	38,800	1,635,420
Lawson Products	3,400	128,928
Lennox International	50,200	2,079,284
Lindsay	7,200	508,968
Lydall	11,800 a	124,136
Mesa Air Group	30,500 a	94,245
Mobile Mini	22,100 a	409,734
Moog, Cl. A	28,050 a	1,284,970
Mueller Industries	30,800	892,892
NCI Building Systems	10,800 a,b	310,932
Old Dominion Freight Line	17,750 a,b	410,202
On Assignment	9,000 a	63,090
Regal-Beloit	20,700 b	930,465
Robbins & Myers	12,700 b	960,501
School Specialty	14,000 a,b	483,700
Shaw Group	58,600 a	3,541,784

18

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Simpson Manufacturing	22,700 [b]	603,593
SkyWest	46,900	1,259,265
Spherion	56,000 [a]	407,680
Standard Register	6,900 [b]	80,454
Standex International	10,500	183,225
Teledyne Technologies	24,600 [a]	1,311,918
Tetra Tech	42,000 [a,b]	903,000
Toro	29,000	1,578,760
Tredegar	18,200	292,656
Triumph Group	10,800	889,380
TrueBlue	36,100 [a]	522,728
United Stationers	20,100 [a]	928,821
Universal Forest Products	12,700 [b]	374,142
Valmont Industries	12,700	1,131,824
Viad	11,300 [b]	356,854
Vicor	10,500 [b]	163,695
Volt Information Sciences	9,050 [a]	165,253
Wabash National	21,300 [b]	163,797
Waste Connections	49,875 [a]	1,541,137
Watsco	15,000 [b]	551,400
Watson Wyatt Worldwide, Cl. A	33,000	1,531,530
Watts Water Technologies, Cl. A	18,800 [b]	560,240
Woodward Governor	23,300	1,583,235
		61,291,878
Information Technology—20.3%
Actel	24,700 [a]	337,402
Adaptec	84,900 [a]	286,962
Advanced Energy Industries	29,300 [a]	383,244
Agilysys	14,000 [b]	211,680
AMIS Holdings	44,000 [a]	440,880
Anixter International	21,900 [a,b]	1,363,713
Ansoft	12,400 [a,b]	320,540
ANSYS	55,000 [a,b]	2,280,300
Arris Group	95,756 [a]	955,645
ATMI	20,800 [a,b]	670,800
Avid Technology	29,367 [a,b]	832,261
Axcelis Technologies	71,500 [a,b]	328,900

The Portfolio 19

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Bankrate	8,000 [a,b]	384,720
Bel Fuse, Cl. B	9,200 [b]	269,284
Belden	32,900 [b]	1,464,050
Bell Microproducts	15,500 [a]	93,155
Benchmark Electronics	53,950 [a,b]	956,533
Black Box	12,000 [b]	434,040
Blackbaud	31,000 [b]	869,240
Blue Coat Systems	24,300 [a,b]	798,741
Brightpoint	34,000 [a,b]	522,240
Brooks Automation	54,612 [a,b]	721,425
Cabot Microelectronics	17,800 [a,b]	639,198
CACI International, Cl. A	21,400 [a,b]	958,078
Captaris	22,600 [a]	97,632
Catapult Communications	4,600 [a]	34,730
Checkpoint Systems	29,300 [a]	761,214
CIBER	34,000 [a]	207,740
Cognex	29,000	584,350
Cohu	18,300	279,990
Comtech Telecommunications	18,400 [a,b]	993,784
Concur Technologies	28,700 [a]	1,039,227
CTS	26,300	261,159
CyberSource	46,202 [a]	821,010
Cymer	23,900 [a,b]	930,427
Daktronics	20,100 [b]	453,657
DealerTrack Holdings	19,900 [a]	666,053
Digi International	19,700 [a]	279,543
Diodes	19,350 [a,b]	581,855
Ditech Networks	23,000 [a,b]	79,810
DSP Group	22,500 [a]	274,500
Electro Scientific Industries	18,500 [a,b]	367,225
Epicor Software	45,000 [a,b]	530,100
EPIQ Systems	16,500 [a]	287,265
Exar	39,900 [a]	318,003
FactSet Research Systems	31,000	1,726,700
FARO Technologies	9,200 [a]	250,056
FEI	21,000 [a,b]	521,430
FLIR Systems	95,200 [a]	2,979,760

20

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Gentiva Health Services	24,200 [a,b]	460,768
Georgia Gulf	21,000 [b]	139,020
Gerber Scientific	12,000 [a,b]	129,600
Gevity HR	17,000 [b]	130,730
H.B. Fuller	40,300 [b]	904,735
Harmonic	60,300 [a,b]	631,944
Hutchinson Technology	17,300 [a,b]	455,336
Informatica	66,200 [a,b]	1,192,924
InfoSpace	25,700 [b]	483,160
Insight Enterprises	33,700 [a]	614,688
Intevac	13,800 [a]	200,652
Itron	19,900 [a,b]	1,909,803
j2 Global Communications	38,800 [a,b]	821,396
JDA Software Group	17,900 [a]	366,234
Keithley Instruments	8,000	77,440
Knot	18,800 [a,b]	299,672
Kopin	46,100 [a]	145,676
Kulicke & Soffa Industries	37,000 [a,b]	253,820
Littelfuse	15,000 [a]	494,400
LoJack	14,800 [a]	248,788
Manhattan Associates	21,900 [a]	577,284
ManTech International, Cl. A	17,000 [a]	744,940
MAXIMUS	13,800	532,818
Mercury Computer Systems	9,900 [a]	159,489
Methode Electronics	35,200	578,688
Micrel	41,000	346,450
Micros Systems	29,700 [a]	2,083,752
Microsemi	51,300 [a,b]	1,135,782
MKS Instruments	37,000 [a,b]	708,180
MTS Systems	15,600	665,652
Napster	28,100 [a]	55,357
NETGEAR	24,600 [a,b]	877,482
Network Equipment Technologies	9,500 [a]	79,990
Newport	27,000 [a,b]	345,330
Novatel Wireless	21,800 [a,b]	353,160
OM Group	23,300 [a]	1,340,682
Park Electrochemical	19,700 [b]	556,328

The Portfolio 21

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
PC-Tel	15,700 [a]	107,702
Perficient	20,800 [a,b]	327,392
Pericom Semiconductor	15,600 [a]	291,720
Phoenix Technologies	9,000 [a]	115,920
Photon Dynamics	13,000 [a,b]	107,900
Photronics	28,600 [a]	356,642
Planar Systems	13,000 [a,b]	83,200
Plexus	33,000 [a,b]	866,580
Progress Software	32,300 [a]	1,087,864
Quality Systems	11,500 [b]	350,635
Radiant Systems	17,700 [a]	304,971
Radisys	13,400 [a,b]	179,560
Rogers	12,000 [a,b]	520,440
Rudolph Technologies	25,100 [a]	284,132
ScanSource	18,600 [a,b]	601,710
Secure Computing	39,000 [a]	374,400
SI International	9,600 [a,b]	263,712
Skyworks Solutions	115,500 [a]	981,750
Smith Micro Software	18,100 [a,b]	153,307
Sonic Solutions	18,700 [a,b]	194,293
SPSS	14,700 [a]	527,877
Standard Microsystems	16,800 [a,b]	656,376
StarTek	2,300 [a]	21,413
Stratasys	13,100 [a,b]	338,504
Supertex	11,100 [a,b]	347,319
Sykes Enterprises	24,500 [a]	441,000
Symmetricom	34,000 [a,b]	160,140
Synaptics	18,000 [a,b]	740,880
SYNNEX	10,900 [a,b]	213,640
Take-Two Interactive Software	48,800 [a,b]	900,360
Technitrol	33,500	957,430
THQ	45,650 [a,b]	1,286,874
Tollgrade Communications	12,000 [a]	96,240
Trimble Navigation	84,200 [a]	2,546,208
TTM Technologies	27,700 [a]	322,982
Tyler Technologies	22,800 [a]	293,892
Ultratech	11,600 [a,b]	131,544

22

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
United Online	49,800 [b]	588,636
Varian Semiconductor Equipment Associates	53,775 [a]	1,989,675
Veeco Instruments	20,000 [a,b]	334,000
ViaSat	18,200 [a]	626,626
Websense	39,900 [a,b]	677,502
Wright Express	28,500 [a]	1,011,465
X-Rite	16,500 [a,b]	191,730
		75,908,544
Materials—3.8%
A.M. Castle & Co.	9,600 [b]	261,024
AMCOL International	15,700 [b]	565,671
AptarGroup	51,000	2,086,410
Arch Chemicals	18,500	679,875
Brush Engineered Materials	14,500 [a,b]	536,790
Buckeye Technologies	28,000 [a]	350,000
Caraustar Industries	17,300 [a]	53,457
Century Aluminum	20,700 [a,b]	1,116,558
Chesapeake	12,400 [b]	64,356
Deltic Timber	7,100 [b]	365,579
Gibraltar Industries	16,200 [b]	249,804
Headwaters	29,700 [a,b]	348,678
Myers Industries	20,002	289,429
Neenah Paper	9,200 [b]	268,180
Omnova Solutions	25,400 [a]	112,014
Penford	3,800	97,242
PolyOne	66,000 [a,b]	434,280
Quaker Chemical	6,900	151,593
Quanex	26,050	1,351,995
Rock-Tenn, Cl. A	25,200	640,332
RTI International Metals	15,400 [a,b]	1,061,522
Schulman (A.)	21,400	461,170
Schweitzer-Mauduit International	11,000	285,010
Texas Industries	19,800 [b]	1,387,980
Tronox, Cl. B	30,700 [b]	265,555
Wausau Paper	33,700	302,963
Zep	14,050 [a,b]	194,874
		13,982,341

The Portfolio 23

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Telecommunication Services—.1%
General Communication, Cl. A	28,400 a	248,500
Utilities—4.8%
Allete	16,900	668,902
American States Water	8,150	307,092
Atmos Energy	68,000	1,906,720
Avista	38,500	829,290
Central Vermont Public Service	11,600 b	357,744
CH Energy Group	9,500 b	423,130
Cleco	42,800 b	1,189,840
El Paso Electric	31,800 a,b	813,126
Laclede Group	17,600	602,624
New Jersey Resources	22,700	1,135,454
Northwest Natural Gas	18,900 b	919,674
Piedmont Natural Gas	49,800 b	1,302,768
South Jersey Industries	20,800 b	750,672
Southern Union	82,443	2,420,526
Southwest Gas	29,000	863,330
UGI	78,000	2,125,500
UIL Holdings	16,300 b	602,285
UniSource Energy	19,500	615,225
		17,833,902
Total Common Stocks
(cost $285,141,253)		370,444,678

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)

U.S. Treasury Bills:
2.95%, 3/6/08	100,000 c	99,462
3.24%, 2/14/08	75,000 c	74,741
Total Short-Term Investments
(cost $174,170)		174,203

Other Investment—.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,164,000)	3,164,000 d	3,164,000

24

Investment of Cash Collateral
for Securities Loaned—37.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $139,379,972)	139,379,972 [d]	139,379,972

Total Investments (cost $427,859,395)	137.4%	513,162,853
Liabilities, Less Cash and Receivables	(37.4%)	(139,777,343)
Net Assets	100.0%	373,385,510

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the portfolio’s securities on loan is $133,839,882 and the total market value of the collateral held by the portfolio is
$140,416,146, consisting of cash collateral of $139,379,972 and U.S. Government and Agency securities valued at $1,036,174 .
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Short-Term/Money		Energy	8.2
Market Investments	38.2	Utilities	4.8
Information Technology	20.3	Materials	3.8
Industrial	16.4	Consumer Staples	3.6
Financial	15.9	Telecommunication Services	.1
Health Care	13.7
Consumer Discretionary	12.4		137.4

† Based on net assets.
See notes to financial statements.

The Portfolio 25

STATEMENT OF FINANCIAL FUTURES December 31, 2007
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2007 ($)

Financial Futures Long
Russell 2000 E-mini	41	3,166,020	March 2008	(43,164)

See notes to financial statements.
26

STATEMENT OF ASSETS AND LIABILITIES December 31, 2007
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $133,839,882)—Note 1(b):
Unaffiliated issuers	285,315,423	370,618,881
Affiliated issuers	142,543,972	142,543,972
Cash		46,027
Receivable for investment securities sold		1,268,229
Dividends and interest receivable		534,751
Receivable for shares of Beneficial Interest subscribed		194,796
		515,206,656

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		192,564
Liability for securities on loan—Note 1(b)		139,379,972
Payable for investment securities purchased		2,111,669
Payable for shares of Beneficial Interest redeemed		109,342
Interest payable—Note 2		23,089
Payable for futures variation margin—Note 4		4,510
		141,821,146

Net Assets ($)		373,385,510

Composition of Net Assets ($):
Paid-in capital		251,680,620
Accumulated undistributed investment income—net		2,904,904
Accumulated net realized gain (loss) on investments		33,539,692
Accumulated net unrealized appreciation (depreciation)
on investments [including ($43,164) net unrealized
(depreciation) on financial futures]		85,260,294

Net Assets ($)		373,385,510

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		21,170,972
Net Asset Value, offering and redemption price per share ($)		17.64

See notes to financial statements.

The Portfolio 27

STATEMENT OF OPERATIONS Year Ended December 31, 2007
Investment Income ($):
Income:
Cash dividends (net of $1,881 foreign taxes withheld at source):
Unaffiliated issuers	5,300,417
Affiliated issuers	73,341
Income from securities lending	496,395
Interest	17,383
Total Income	5,887,536
Expenses:
Investment advisory fee—Note 3(a)	1,593,747
Distribution fees—Note 3(b)	1,138,391
Interest expense—Note 2	24,158
Total Expenses	2,756,296
Investment Income—Net	3,131,240

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	47,261,523
Net realized gain (loss) on financial futures	(214,833)
Net Realized Gain (Loss)	47,046,690
Net unrealized appreciation (depreciation) on investments [including
($45,859) net unrealized (depreciation) on financial futures]	(50,239,468)
Net Realized and Unrealized Gain (Loss) on Investments	(3,192,778)
Net (Decrease) in Net Assets Resulting from Operations	(61,538)

See notes to financial statements.
28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	3,131,240	2,114,360
Net realized gain (loss) on investments	47,046,690	16,976,135
Net unrealized appreciation
(depreciation) on investments	(50,239,468)	38,766,452
Net Increase (Decrease) in Net Assets
Resulting from Operations	(61,538)	57,856,947

Dividends to Shareholders from ($):
Investment income—net	(1,808,045)	(1,809,278)
Net realized gain on investments	(19,417,901)	(10,261,188)
Total Dividends	(21,225,946)	(12,070,466)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	52,269,375	112,173,319
Dividends reinvested	21,225,946	12,070,466
Cost of shares redeemed	(144,709,752)	(125,145,114)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(71,214,431)	(901,329)
Total Increase (Decrease) in Net Assets	(92,501,915)	44,885,152

Net Assets ($):
Beginning of Period	465,887,425	421,002,273
End of Period	373,385,510	465,887,425
Undistributed investment income—net	2,904,904	2,028,513

Capital Share Transactions (Shares):
Shares sold	2,780,341	6,362,252
Shares issued for dividends reinvested	1,163,066	670,582
Shares redeemed	(7,831,605)	(7,236,511)
Net Increase (Decrease) in Shares Outstanding	(3,888,198)	(203,677)

See notes to financial statements.

The Portfolio 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.59	16.66	15.59	13.11	9.58
Investment Operations:
Investment income—net [a]	.13	.08	.09	.08	.04
Net realized and unrealized
gain (loss) on investments	(.23)	2.32	1.02	2.79	3.58
Total from Investment Operations	(.10)	2.40	1.11	2.87	3.62
Distributions:
Dividends from investment income—net	(.07)	(.07)	—	(.06)	(.02)
Dividends from net realized
gain on investments	(.78)	(.40)	(.04)	(.33)	(.07)
Total Distributions	(.85)	(.47)	(.04)	(.39)	(.09)
Net asset value, end of period	17.64	18.59	16.66	15.59	13.11

Total Return (%)	(.66)	14.41	7.23	21.89	37.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.61	.60	.60	.60
Ratio of net investment income
to average net assets	.69	.47	.55	.57	.33
Portfolio Turnover Rate	20.72	27.85	25.56	25.06	32.49

Net Assets, end of period ($ x 1,000)	373,386	465,887	421,002	355,175	179,454

[a] Based on average shares outstanding at each month end. See notes to financial statements.
30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering four series, including the Small Cap Stock Index Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series.The portfolio’s investment objective is to match the performance of the Standard & Poor’s Small Cap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus “) serves as the portfolio’s investment adviser. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”).As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the

The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (continued)

National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board “(FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

32

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy that at origination all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the portfolio’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit. The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $165,465 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis

The Portfolio 33

NOTES TO FINANCIAL STATEMENTS (continued)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the portfolio adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the portfolio for the period ended December 31, 2007.

The portfolio is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,859,193, undistributed capital gains $44,026,890 and unrealized appreciation $73,818,807.

34

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006 were as follows: ordinary income $2,531,262 and $3,566,862 and long term capital gains $18,694,684 and 8,503,604, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trust, the portfolio decreased accumulated undistributed investment income-net by $446,804, increased accumulated net realized gain (loss) on investments by $399,598 and increased paid-in capital by $47,206. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2007 was approximately $453,200, with a related weighted average annualized interest rate of 5.33% .

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with the Manager, the investment advisory fee is computed at the annual rate of .35% of the value of the portfolio’s average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio except management fees, Rule 12b-1 distribution Plan fees, taxes, interest

The Portfolio 35

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio’s allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing.The Plan provides for payments to be made at an annual rate of .25% of the value of the portfolio’s average daily net assets. The Distributor may make payments Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2007, the portfolio was charged $1,138,391 pursuant to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $112,329 and Rule 12b-1 distribution plan fees $80,235.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2007, amounted to $93,416,060 and $184,136,152, respectively.

36

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2007, are set forth in the Statement of Financial Futures.

At December 31, 2007, the cost of investments for federal income tax purposes was $439,344,046; accordingly, accumulated net unrealized appreciation on investments was $73,818,807, consisting of $118,716,248 gross unrealized appreciation and $44,897,441 gross unrealized depreciation.

The Portfolio 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York February 11, 2008
38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby designates $.7548 per share as a long-term capital gain distribution paid on March 28, 2007 and also the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Portfolio 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 19-20, 2007, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

40

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance.The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance.The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the portfolio’s expense ratio ranked third of the three funds in the Expense Group (was the highest) and that the range of performance of the three funds was narrow. The Board also noted that the portfolio’s expense ratio ranked in the fifth quintile (above the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the portfolio’s calendar year total returns to the returns of its benchmark index. The Board noted that the portfolio’s performance ranked second or third of the funds in the Performance Group for the reported periods ended May 31, 2007, and was below the medians of the Performance Universe for the 1-and 2-year periods and was above the medians of the Performance Universe for the 3-, 4- and 5-year periods.

The Portfolio 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager by other mutual funds managed by the Manager with similar investment objectives, policies and strategies, and included within the same Lipper category, as the portfolio (the “Similar Funds”), and by another account managed by an affiliate of the Manager with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained that the Similar Account was closed on September 30, 2006.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a

42

reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.
  The Board was satisfied with the portfolio’s overall total return performance.
  The Board concluded that the fee paid to the Manager by the port- folio was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the portfolio.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Portfolio 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (1998)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163
———————
Clifford L. Alexander, Jr. (74)
Board Member (1998)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (71)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 85

The Portfolio 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28
———————
George L. Perry (73)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Portfolio 47

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

48

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization.Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIO

2	A Letter from the CEO
3	Discussion of Performance
6	Portfolio Performance
8	Understanding Your Portfolio’s Expenses
8	Comparing Your Portfolio’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Information About the Review
and Approval of the Portfolio’s
Investment Advisory Agreement
31	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Portfolio

Dreyfus Investment Portfolios,
Technology Growth Portfolio

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios,Technology Growth Portfolio, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk. As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the portfolio performed during the reporting period, as well as market perspectives, we have provided a Discussion of Performance given by the Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008
2

DISCUSSION OF PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by Mark Herskovitz and Barry Mills, Portfolio Managers

Portfolio and Market Performance Overview

Despite heightened market volatility and economic concerns during the second half of 2007, technology stocks fared relatively well during the year as business fundamentals improved in a number of technology-related industry groups.The portfolio produced higher returns than those of its benchmarks, primarily due to the success of our security selection strategies in the telecommunications equipment, electronic components and packaged software sub-sectors.

For the 12-month period ended December 31,2007,Dreyfus Investment Portfolios,Technology Growth Portfolio’s Initial shares produced a total return of 14.72%, and its Service shares produced a total return of 14.44% ..1 The portfolio’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 10.23% and 5.49%, respectively, over the same period.2,3

On a separate note, Barry Mills became the portfolio’s co-manager on October 18, 2007.

The Portfolio’s Investment Approach

The portfolio’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth portion of the portfolio seeks high growth companies in the fastest growing technology sectors.The multi-dimensional portion of the portfolio seeks companies that appear to have strong earnings momentum,positive earnings revisions,favorable growth, product or market cycles and/or favorable valuations.

Technology Stocks Withstood Market Turmoil in 2007

The year 2007 was characterized by two distinctly different market environments. Over the first half of the year, moderate U.S. economic growth, steady short-term interest rates and high levels of mergers-and-acquisitions activity generally helped support stock prices. Over the second half, credit and liquidity concerns emanating from the troubled subprime mortgage market caused investors to become

The Portfolio 3

DISCUSSION OF PERFORMANCE (continued)

more risk averse, while surging energy prices and falling home prices constrained consumer spending and the rate of U.S. economic growth.As a result of these factors, stock market volatility intensified, causing the various sectors within the S&P 500 Index to produce widely divergent returns for the year.

Fortunately, technology stocks fared relatively well in both investment climates. Robust corporate earnings helped support sales of new technology products and services to corporations, many of which upgraded systems that had been in place since 2000.The rise of a new middle class in the emerging markets of Asia, Latin America and Eastern Europe created demand for consumer-oriented technology products ranging from personal computers to cellular telephones. Other trends, such as increased adoption of flat-panel televisions and global positioning systems, also bolstered the fortunes of technology companies.While the repercussions of the subprime credit crisis hurt a number of financial services companies that represent a substantial share of the corporate technology market, the resulting downturn in investor sentiment was not enough to fully offset earlier gains.

New Devices and Applications Bolstered Several Portfolio Holdings

The portfolio received particularly strong contributions to its performance from telecommunications equipment producers, which have benefited from surging demand for additional bandwidth as the use of video has grown on the Internet. Portfolio holdings such as Juniper Networks gained value as a result.The growing popularity of GPS systems and “smartphones” helped drive gains in iPhone maker Apple, Blackberry producer Research In Motion and GPS leader Garmin.The portfolio’s top individual performer during 2007 was MEMC Electronic Materials, which produces the silicon used in solar energy panels.

Of course, some of the portfolio’s investment decisions and strategies stumbled during the year. For example, the portfolio held no shares of Internet retailer Amazon, which gained substantial value for the MS High Tech 35 Index. Equipment maker Network Appliance declined sharply after twice reducing earnings guidance during the year, while competitive pressures hindered Riverbed Technology, which makes network acceleration devices. The fund sold Riverbed Technology during the reporting period. Outsourcers Infosys Technologies and Cognizant Technology Solutions were hurt by their heavy exposure to the financial services industry. Broadband content delivery company Akamai Technologies and Comverse Technology, which were sold

4

during the reporting period, suffered earnings shortfalls and management problems, respectively.

Slower Economy Calls for a More Cautious Posture

Although we expect positive long-term secular trends to continue to support business conditions for many technology companies, signs of a more severe economic slowdown in the United States could hamper returns over the near term.Accordingly, we have adopted a somewhat more defensive investment posture, focusing primarily on well-established companies that we believe can reach their earnings targets and have either attractive valuations or catalysts for growth. Indeed, the addition to the portfolio’s management team of Barry Mills, who employs a disciplined approach to finding these kinds of trading opportunities, complements the more trend-based analytical work of longstanding portfolio manager Mark Herskovitz. In our judgment, this partnership helps position the portfolio well for the challenges and opportunities of 2008.

January 15, 2008

The portfolio’s share price is likely to be more volatile than that of other portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. An investment in the portfolio should be considered only as a supplement to a complete investment program.
The portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the portfolio directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term
goals.The investment objective and policies of Dreyfus Investment Portfolios,Technology Growth
Portfolio made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the portfolio may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 29, 2008, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Portfolio 5

PORTFOLIO PERFORMANCE
Average Annual Total Returns	as of 12/31/07
	Inception			From
	Date	1 Year	5 Years	Inception

Initial shares	8/31/99	14.72%	13.50%	(1.70)%
Service shares	8/31/99	14.44%	13.21%	(1.93)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000
(inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.
† Source: Lipper Inc.
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
Part of the portfolio’s recent performance is attributable to positive returns from its initial public offering (IPO)
investments.There can be no guarantee that IPOs will have or continue to have a positive effect on portfolio performance.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios,
Technology Growth Portfolio on 8/31/99 (inception date of Initial shares) to a $10,000 investment made in the

6

Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”) and the Standard & Poor’s 500
Composite Stock Price Index (the “S&P 500 Index”) on that date.
The portfolio’s Initial shares are not subject to a Rule 12b-1 fee.The portfolio’s Service shares are subject to a 0.25%
annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the portfolio’s Initial shares from their inception date through December 30, 2000, and the performance of the portfolio’s Service shares from
December 31, 2000 (inception date of Service shares) to December 31, 2007 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower. All dividends and capital gain distributions are reinvested.
The portfolio’s performance shown in the line graph takes into account all applicable portfolio fees and expenses.The MS
High Tech 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The
S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to portfolio performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

The Portfolio 7

UNDERSTANDING YOUR

PORTFOLIO’S EXPENSES (Unaudited)

As a mutual fund investor,you pay ongoing expenses,such as management fees and other expenses.Using the information below,you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses,including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.70	$ 5.00
Ending value (after expenses)	$1,070.20	$1,068.40

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007
	Initial Shares	Service Shares

Expenses paid per $1,000 †	$ 3.62	$ 4.89
Ending value (after expenses)	$1,021.63	$1,020.37

† Expenses are equal to the portfolio’s annualized expense ratio of .71% for Initial shares and .96% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2007
Common Stocks—95.6%	Shares	Value ($)

Consumer Discretionary—.8%
Garmin	14,620 [a]	1,418,140
Exchange Traded Funds—1.7%
Technology Select Sector SPDR Fund	110,652 [a]	2,949,982
Industrials—3.3%
SunPower, Cl. A	11,000 [a,b]	1,434,290
Suntech Power Holdings, ADR	51,073 [a,b]	4,204,329
		5,638,619
Information Technology—81.9%
Accenture, Cl. A	138,650	4,995,559
Activision	42,967 [b]	1,276,120
Adobe Systems	131,520 [b]	5,619,850
Amazon.com	15,670 [b]	1,451,669
Amdocs	26,870 [b]	926,209
Apple	38,703 [b]	7,666,290
Autodesk	37,505 [b]	1,866,249
Automatic Data Processing	124,930	5,563,133
BMC Software	19,999 [b]	712,764
Broadcom, Cl. A	123,071 [b]	3,217,076
Ciena	21,642 [a,b]	738,209
Cisco Systems	245,243 [b]	6,638,728
Citrix Systems	46,367 [b]	1,762,410
Cognizant Technology Solutions, Cl. A	155,097 [b]	5,263,992
Corning	241,506	5,793,729
Electronic Arts	37,978 [b]	2,218,295
EMC	43,482 [b]	805,721
Fiserv	29,410 [b]	1,631,961
Google, Cl. A	9,524 [b]	6,585,656
Harris	31,427	1,969,844
Hewlett-Packard	118,410	5,977,337
Infosys Technologies, ADR	40,500 [a]	1,837,080
Intel	163,820	4,367,441
International Business Machines	7,842 [a]	847,720
International Game Technology	29,217	1,283,503
Juniper Networks	56,910 [b]	1,889,412

The Portfolio 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Maxim Integrated Products	37,930	1,004,386
McAfee	56,380 [b]	2,114,250
MEMC Electronic Materials	64,699 [b]	5,725,214
Microsoft	237,244	8,445,886
National Semiconductor	74,170	1,679,209
NAVTEQ	14,490 [b]	1,095,444
Network Appliance	66,180 [b]	1,651,853
NeuStar, Cl. A	68,310 [a,b]	1,959,131
Nintendo, ADR	27,994	2,098,515
NVIDIA	52,070 [b]	1,771,421
Oracle	153,403 [b]	3,463,840
QUALCOMM	182,850	7,195,147
Quest Software	40,540 [b]	747,558
Research In Motion	2,620 [b]	297,108
SAP, ADR	21,862 [a]	1,116,055
Shanda Interactive Entertainment, ADR	35,140 [b]	1,171,568
Sonus Networks	473,276 [a,b]	2,759,199
Take-Two Interactive Software	23,482 [b]	433,243
Texas Instruments	136,550	4,560,770
Trimble Navigation	100,090 [b]	3,026,722
Tyco Electronics	36,691	1,362,337
VMware, Cl. A	18,320 [a,b]	1,557,017
Western Union	63,210	1,534,739
Yahoo!	44,940 [b]	1,045,304
		140,721,873
Telecommunication Services—7.9%
American Tower, Cl. A	49,715 [a,b]	2,117,859
AT & T	141,469	5,879,452
Crown Castle International	34,580 [b]	1,438,528
Verizon Communications	92,862	4,057,141
		13,492,980
Total Common Stocks
(cost $151,080,721)		164,221,594

10

Other Investment—4.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,437,718)	7,437,718 [c]	7,437,718

Investment of Cash Collateral
for Securities Loaned—10.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $18,789,737)	18,789,737 [c]	18,789,737

Total Investments (cost $177,308,176)	110.8%	190,449,049
Liabilities, Less Cash and Receivables	(10.8%)	(18,572,230)
Net Assets	100.0%	171,876,819

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the portfolio’s securities on loan is $20,129,280 and the total market value of the collateral held by the portfolio is $20,769,156, consisting of cash collateral of $18,789,737, U.S. Government and agency securities valued at $1,226,390, and
Letters of Credit valued at $753,029.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	81.9	Exchange Traded Funds	1.7
Money Market Investments	15.2	Consumer Discretionary	.8
Telecommunication Services	7.9
Industrials	3.3		110.8

† Based on net assets.
See notes to financial statements.

The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $20,129,280)—Note 1(c):
Unaffiliated issuers	151,080,721	164,221,594
Affiliated issuers	26,227,455	26,227,455
Cash		510,617
Receivable for shares of Beneficial Interest subscribed		155,267
Dividends and interest receivable		132,119
Prepaid expenses		1,405
		191,248,457

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		18,761
Liability for securities on loan—Note 1(c)		18,789,737
Payable for investment securities purchased		289,634
Payable for shares of Beneficial Interest redeemed		217,503
Accrued expenses		56,003
		19,371,638

Net Assets ($)		171,876,819

Composition of Net Assets ($):
Paid-in capital		244,117,397
Accumulated net realized gain (loss) on investments		(85,381,451)
Accumulated net unrealized appreciation
(depreciation) on investments		13,140,873

Net Assets ($)		171,876,819

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	88,083,334	83,793,485
Shares Outstanding	8,134,812	7,887,688

Net Asset Value Per Share ($)	10.83	10.62

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended December 31, 2007
Investment Income ($):
Income:
Cash dividends (net of $37,598 foreign taxes withheld at source):
Unaffiliated issuers	811,658
Affiliated issuers	287,396
Income from securities lending	85,356
Total Income	1,184,410
Expenses:
Investment advisory fee—Note 3(a)	1,290,881
Distribution fees—Note 3(b)	208,908
Prospectus and shareholders’ reports	68,463
Professional fees	41,713
Custodian fees—Note 3(b)	18,717
Trustees’ fees and expenses—Note 3(c)	3,520
Shareholder servicing costs—Note 3(b)	2,715
Miscellaneous	12,394
Total Expenses	1,647,311
Less—waiver of fees due to undertaking—Note 3(a)	(119,172)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(495)
Net Expenses	1,527,644
Investment (Loss)—Net	(343,234)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	43,073,493
Net realized gain (loss) on forward currency exchange contracts	2
Net Realized Gain (Loss)	43,073,495
Net unrealized appreciation (depreciation) on investments	(18,547,115)
Net Realized and Unrealized Gain (Loss) on Investments	24,526,380
Net Increase in Net Assets Resulting from Operations	24,183,146

See notes to financial statements.

The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment (loss)—net	(343,234)	(171,968)
Net realized gain (loss) on investments	43,073,495	2,719,841
Net unrealized appreciation
(depreciation) on investments	(18,547,115)	3,599,046
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,183,146	6,146,919

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,233,193	24,007,273
Service Shares	32,036,128	30,872,440
Cost of shares redeemed:
Initial Shares	(21,554,302)	(15,335,729)
Service Shares	(41,742,767)	(5,043,592)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(24,027,748)	34,500,392
Total Increase (Decrease) in Net Assets	155,398	40,647,311

Net Assets ($):
Beginning of Period	171,721,421	131,074,110
End of Period	171,876,819	171,721,421

Capital Share Transactions (Shares):
Initial Shares
Shares sold	698,630	2,546,547
Shares redeemed	(2,135,169)	(1,681,073)
Net Increase (Decrease) in Shares Outstanding	(1,436,539)	865,474

Service Shares
Shares sold	3,166,976	3,463,211
Shares redeemed	(4,048,694)	(559,129)
Net Increase (Decrease) in Shares Outstanding	(881,718)	2,904,082

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio’s financial statements.

		Year Ended December 31,

Initial Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	9.44	9.05	8.72	8.68	5.75
Investment Operations:
Investment (loss)—net [a]	(.01)	(.00)[b]	(.02)	(.01)	(.03)
Net realized and unrealized
gain (loss) on investments	1.40	.39	.35	.05	2.96
Total from Investment Operations	1.39	.39	.33	.04	2.93
Net asset value, end of period	10.83	9.44	9.05	8.72	8.68

Total Return (%)	14.72	4.31	3.78	.46	50.96

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.85	.81	.85	.88
Ratio of net expenses
to average net assets [c]	.77	.85	.81	.85	.88
Ratio of net investment (loss)
to average net assets	(.08)	(.01)	(.21)	(.10)	(.42)
Portfolio Turnover Rate	104.97	66.05	49.08	62.50	38.22

Net Assets, end of period ($ x 1,000)	88,083	90,322	78,753	94,397	102,441

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	The differences for periods represents less than .01%.
See notes to financial statements.

The Portfolio 15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	9.28	8.92	8.62	8.60	5.71
Investment Operations:
Investment (loss)—net[a]	(.03)	(.02)	(.04)	(.02)	(.05)
Net realized and unrealized
gain (loss) on investments	1.37	.38	.34	.04	2.94
Total from Investment Operations	1.34	.36	.30	.02	2.89
Net asset value, end of period	10.62	9.28	8.92	8.62	8.60

Total Return (%)	14.44	4.04	3.48	.23	50.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.11	1.06	1.10	1.13
Ratio of net expenses
to average net assets [b]	1.02	1.11	1.06	1.10	1.13
Ratio of net investment (loss)
to average net assets	(.33)	(.25)	(.46)	(.24)	(.70)
Portfolio Turnover Rate	104.97	66.05	49.08	62.50	38.22

Net Assets, end of period ($ x 1,000)	83,793	81,399	52,321	36,047	17,353

[a]	Based on average shares outstanding at each month end.
[b]	The differences for periods represents less than .01%.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Investment Portfolios (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company, currently offering four series, including the Technology Growth Portfolio (the “portfolio”). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio’s investment objective is to provide capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the portfolio’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

MBSC Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio’s shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifica-tions.The portfolio’s maximum exposure under these arrangements is unknown. The portfolio does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the pre-

18

vailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio has an arrangement with the custodian bank whereby the portfolio receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolio includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit. The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $28,452, from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

20

(f) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the portfolio adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the portfolio for the period ended December 31, 2007.

The portfolio is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $83,664,067 and unrealized appreciation $11,423,489.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2007. If not applied, $32,057,973 of the carryover expires in fiscal 2009, $40,345,577 expires in fiscal 2010, $7,722,694 expires in fiscal 2011 and $3,537,823 expires in fiscal 2012.

The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and foreign currency exchange gains and losses, the portfolio increased accumulated undistributed investment income-net by $343,234, decreased accumulated net realized gain (loss) on investments by $2 and decreased paid-in capital by $343,232. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2007, the portfolio did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the portfolio’s average daily net assets and is payable monthly.

The Manager has agreed, from September 1, 2007 to February 29, 2008, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, Rule 12b-1 fees, brokerage fees, extraordinary expenses, interest on borrowings and extraordinary expenses,exceed .65% of the value of the average daily net assets of their class. During the period ended December 31, 2007, the Manager waived receipt of fees of $119,172, pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make

22

payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2007, Service shares were charged $208,908 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $435 pursuant to the transfer agency agreement.

The portfolio compensates Mellon Bank, an affiliate of the Manager, under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2007, the portfolio was charged $18,717 pursuant to the custody agreement.

During the period ended December 31, 2007, the portfolio was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $109,439, Rule 12b-1 distribution plan fees $17,685, custodian fees $7,126, chief compliance officer fees $3,616 and transfer agency per account fees $67, which are offset against an expense reimbursement currently in effect in the amount of $119,172.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2007, amounted to $175,008,395 and $202,324,280, respectively.

The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The portfolio realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates.The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At December 31, 2007, there were no forward currency exchange contracts outstanding.

At December 31, 2007, the cost of investments for federal income tax purposes was $179,025,560; accordingly, accumulated net unrealized appreciation on investments was $11,423,489, consisting of $18,980,342 gross unrealized appreciation and $7,556,853 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios,Technology Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years,in conformity with U.S. generally accepted accounting principles.

New York, New York February 11, 2008

The Portfolio 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S

INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios (the “Company”) held on July 19-20, 2007, the Board considered the re-approval of the portfolio’s Investment Advisory Agreement for another one year term, pursuant to which the Manager provides the portfolio with investment advisory and administrative services.The Board mem-bers,none of whom are “interested persons”(as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Portfolio. The Board members received a presentation from representatives of the Manager regarding services provided to the portfolio and other funds in the Dreyfus fund complex,and discussed the nature,extent and quality of the services provided to the portfolio pursuant to the portfolio’s Investment Advisory Agreement. The Manager’s representatives reviewed the portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Board members noted that the portfolio’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the portfolio.The Board also reviewed the number of separate accounts investing in the portfolio, as well as the portfolio’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day portfolio operations, including portfolio accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

26

Comparative Analysis of the Portfolio’s Investment Advisory Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper,Inc.,an independent provider of investment company data, which included information comparing the portfolio’s advisory fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the expense ratio of the portfolio’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the second quin-tile (was among the lowest) of the Expense Group and ranked in the first quintile of the Expense Universe and that the expense ratio of the portfolio’s Service shares (which are subject to a Rule 12b-1 plan) was above the Expense Group median and below the Expense Universe median. Representatives of the Manager and the Board Members discussed that the Manager would agree to waive a portion of its management fee so that the expenses of neither class (excluding taxes, Rule 12b-1 fees, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed .65% of the value of the portfolio’s average daily net assets through February 29, 2008.

The Board members also reviewed the reports prepared by Lipper that presented the portfolio’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the portfolio’s calendar year total returns to the

The Portfolio 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

returns of its benchmark index. The Board noted that the performance of the portfolio’s Initial shares was below the medians of the Performance Group and Performance Universe for the reported periods ended May 31, 2007.The Board expressed its concern with the portfolio’s performance and requested that the Manager take steps to improve it. Representatives of the Manager discussed with the Board members the portfolio manager’s investment approach and fundamental analysis in selecting stocks for the portfolio.The Manager advised the Board members that they were bringing in a new senior analyst to work with the portfolio manager to address performance issues.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by another account managed or sub-advised by the Manager or its affiliates with a similar investment objective and similar policies and strategies as the portfolio (the “Similar Account”). The Manager’s representatives explained the nature of the Similar Account and the differences, from the Manager’s perspective, in management of the Similar Account as compared to managing and providing services to the portfolio. Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds with similar investment objectives, policies and strategies as the portfolio. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Account to evaluate the appropriateness and reasonableness of the portfolio’s advisory fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the

28

profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the portfolio. The Board members evaluated the profitability analysis in light of the relevant circumstances for the portfolio, including any decline in assets, and the extent to which economies of scale would be realized if the portfolio grows and whether fee levels reflect these economies of scale for the benefit of portfolio shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the portfolio, including any soft dollar arrangements with respect to trading the portfolio’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the portfolio as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the portfolio was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the portfolio’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the portfolio:

• The Board concluded that the nature, extent and quality of the services provided by the Manager to the portfolio are adequate and appropriate.

The Portfolio 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  While the Board was concerned with the portfolio’s total return per- formance, the Board members believed that the Manager was seeking to improve it, noting the Manager’s decision to hire a senior analyst to work with the portfolio manager, and determined to closely monitor performance and renew the Management Agreement only for a six- month period, through February 29, 2008.
  The Board concluded that, taking into account the fee waiver, the fee paid by the portfolio to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the portfolio had been adequately considered by the Manager in connection with the advisory fee rate charged to the portfolio, and that, to the extent in the future it were determined that material economies of scale had not been shared with the port- folio, the Board would seek to have those economies of scale shared with the portfolio.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the portfolio’s Investment Advisory Agreement was in the best interests of the portfolio and its shareholders and that the Investment Advisory Agreement would be renewed until February 29, 2008, prior to which the Board will reconsider the renewal for the remainder of the annual period (through July 29, 2008).

30

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64) Chairman of the Board (1998)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163
———————
Clifford L. Alexander, Jr. (74)
Board Member (1998)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 51
———————
David W. Burke (71)
Board Member (2003)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

The Portfolio 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Whitney I. Gerard (73) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28
———————
George L. Perry (73)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 26
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Portfolio 33

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

34

NOTES

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the portfolio uses to determine how to vote proxies relating to portfolio securities, and information regarding how the portfolio voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $194,353 in 2006 and $85,372 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $78,687 in 2006 and $56,698 in 2007. These services consisted of (i) agreed-upon procedures related to compliance with Internal Revenue Code section 817(h) and (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $40,692 in 2006 and $13,244 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $9 in 2006 and $-0- in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2006 and $-0- in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $383,726 in 2006 and $1,889,332 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INVESTMENT PORTFOLIOS

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 14, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 14, 2008

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)